--------------------------------------------------------------------------------

                                  John Hancock
                                   Investment
                                      Grade
                                        BOND FUND


------
ANNUAL                                           formerly
REPORT                                           Intermediate
------                                           Government
                                                 Fund
5.31.02









                        Sign up for electronic delivery at
                        www.jhancock.com/funds/edelivery




[LOGO]    John Hancock
       ------------------
       JOHN HANCOCK FUNDS


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


--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
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Table of contents
---------------------------
Your fund at a glance
page 1
---------------------------
Managers' report
page 2
---------------------------
A look at performance
page 6
---------------------------
Growth of $10,000
page 7
---------------------------
Fund's investments
page 8
---------------------------
Financial statements
page 12
---------------------------
Trustees & officers
page 26
---------------------------
For your information
page 29
---------------------------

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through May 31, 2002, with the Dow Jones Industrial Average returning -D0.22% and the Standard & Poor's 500 Index returning -D6.49%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 17.16% in the first five months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings - from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes - stocks, bonds and cash - and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor.

Sincerely,

Maureen R. Ford
---------------
Maureen R. Ford,
Chairman and Chief Executive Officer

-----------
YOUR FUND
AT A GLANCE
-----------

The Fund seeks a high level of current income, consistent with preservation of capital and maintenance of liquidity, by invest- ing primarily in investment-grade debt securities rated from AAA to BBB.

Over the last twelve months

[ ] The economy began showing signs of recovery in 2002 with first quarter gross domestic product growing at a robust 6.1% annualized rate.

[ ] Overnight interest rates reached a historic low of 1.75% in December, then stabilized in the new year.

[ ] Bonds turned in positive returns, well ahead of the negative returns for stocks.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Investment Grade Bond Fund". Under the heading is a note that reads "Fund performance for the year ended May 31, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 6.97% total return for Class A. The second bar represents the 6.18% total return for Class B. The third bar represents the 6.17% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

34.5%    Federal National Mortgage Assn.
19.2%    U.S. Treasury
6.7%     Government National Mortgage Assn.
1.9%     International Bank for Reconstruction and Development
1.6%     KeySpan
1.6%     Devon Energy
1.5%     Ford Motor Credit Co.
1.5%     General Motors Acceptance Corp.
1.5%     CIT Group
1.4%     AT&T Wireless Services

As a percentage of net assets on May 31, 2002.

---------
MANAGERS'
REPORT
---------

         By Barry H. Evans, CFA, and Dawn M. Baillie, Portfolio Managers

John Hancock
Investment Grade
Bond Fund

Bonds gained ground during the year ended May 31, 2002, as interest rates fell to new lows and uncertainty rattled the financial markets. The spring 2001 began with the U.S. economy tumbling into recession. In response, the Federal Reserve moved quickly to lower short-term interest rates. But the tragic events of September 11 dashed hopes of a recovery before year end and led to the beginnings of the war on terrorism. As accounting concerns multiplied in the wake of the Enron scandal, turmoil in the Middle East raised new worries about rising oil prices and curtailed supply. Corporate capital spending languished, even as consumer spending remained healthy.

By year end, short-term interest rates had reached record lows. The economy finally started showing signs of improvement early in 2002, but inconsistent data and continued weak corporate profits made for choppy headway as the new year progressed. Both investors and corporate managers remained cautious, keeping pressure on stock prices. The Standard & Poor's 500 Index returned a disappointing -D13.85% for the year.

"Bonds, which offered investors a safe haven, rallied nicely..."

BOND MARKET DELIVERS

Bonds, which offered investors a safe haven, rallied nicely, with the Lehman Brothers Aggregate Bond Index returning 8.10% for the year ended May 31, 2002. Interest-rate-sensitive U.S. Treasuries led early on as interest rates declined. Bonds with a yield advantage over Treasuries, however, moved into favor as interest rates stabilized in the new year and investors grew more concerned that Treasury supply would increase and dilute prices. For the year, mortgage bonds turned in the best results, followed by non-mortgage bonds issued by government agencies. Corporate bonds came in slightly behind these government

--------------------------------------------------------------------------------
[Photos' of Barry Evans and Dawn Baillie flush right next to first paragraph.]
--------------------------------------------------------------------------------

sectors, but a bit ahead of the 7.56% return for the Lehman Brothers Treasury Index.

ADDED YIELD HELPS FUND

John Hancock Investment Grade Bond Fund kept its heaviest concentrations in government bonds with a slight yield advantage over Treasuries, including both mortgages and government agencies. Starting in January 2002, we also built a sizable stake in high-quality, investment-grade corporate bonds, which accounted for 32% of net assets by period end. Our focus in both areas helped the Fund's Class A, Class B and Class C shares generate returns of 6.97%, 6.18% and 6.17%, respectively, at net asset value for the year ended May 31, 2002. By comparison, the average intermediate investment-grade debt fund returned 6.75% over the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

"Early in the new year, we began buying high-quality, investment-grade corporate bonds."

CORPORATE BOND STAKE GROWS

Early in the new year, we began buying high-quality investment-grade corporate bonds. These are bonds that carry one of the four highest credit ratings. Unlike government bonds, corporate bonds involve credit risk (the risk that the borrower could default on its payments), but they also offer investors added yield potential. As interest rates stabilized, corporate bonds helped add to the Fund's total return.

We diversified our corporate bond investments across the wide array of sectors represented in the Lehman Brothers

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Government-U.S. agencies 43%. The second is Government-U.S. 19%. The third is Finance 5%. The fourth is Utilities 5% and the fifth is Oil & gas 4%.]
--------------------------------------------------------------------------------

Intermediate Corporate Bond Index. Early in the year, we had a slightly above-average stake in the telecom sector - a volatile group with high yields that our research indicated might be poised for recovery. Unfortunately, WorldCom's problems toppled the sector, causing all telecom issues to suffer. We quickly pared back. Our average-size investments in the poorly performing utilities and energy sectors also hampered results. As problems in these industries multipled, we shifted our focus toward more stable areas, such as banks.

GOVERNMENT BONDS TRIMMED

Mortgage bonds accounted for about one-third of the Fund's assets for most of the year. As interest rates declined and then stabilized, we maintained our focus on issues with current

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-02." The chart is divided into three sections (from top to left): U.S. government and agency bonds 62%, Corporate bonds 33% and Short-term investments & other 5%.]
--------------------------------------------------------------------------------

coupons (or stated interest rates) that were less susceptible to prepayment risk (the risk that homeowners will pay off their mortgage loan before its due date). By contrast, we took profits and more than halved our investment in non-mortgage bonds issued by government agencies. We used the proceeds to fund our investments in corporate bonds.

On the Treasury side, we benefited from an above-average duration (or sensitivity to changes in interest rates) when interest rates were declining. The longer a bond's duration, the more its price will rise as interest rates fall or fall as interest rates rise. Once the new year began and we began buying corporate bonds, we no longer needed to use interest-rate risk to boost returns and moved to a more neutral duration. We split our Treasury investments between bonds with maturities of five years or less and those with maturities of 10 years or more. Longer-term Treasuries tend to do better as interest rates rise, which we expect to happen as the economy moves into a sustained recovery.

IMPROVED ECONOMY BODES WELL

We believe the economy is starting to turn the corner. We expect the bond market to stay choppy, however, until we begin seeing consistently strong economic data. In particular, we will be watching for improved corporate profits, capital spending and pricing power as indicators that the Fed might be preparing to raise interest rates. As we go forward, our focus will be on increasing our investment in the corporate sector, which can go as high as 50% of the Fund's total assets. We believe corporate bonds, especially in more economically sensitive areas such as automotive, building products and retail, could be some of the best performers in the bond market as the economy strengthens and companies try to rebuild. We expect the Fund's ability to take advantage of the added yield opportunities in the corporate sector to benefit investors as we go forward.

"We expect the bond market to stay choppy, however, until we begin seeing consistently strong economic data."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

----------
A LOOK AT
PERFOMANCE
----------

For the period ended May 31, 2002

Three indexes, shown on page 7, are used for comparison. The Lehman Brothers Aggregate Bond Index, Index 1, is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues. The Lehman Brothers Government Bond Index, Index 2, is an unmanaged index that measures the performance of U.S.Treasury bonds and U.S. government agency bonds. The Lipper Intermediate U.S. Government Index, Index 3, is an unmanaged index of intermediate-term government bond funds. In the future, the Adviser will compare the Fund's performance only to Index 1, since it most closely represents the Fund's investment strategy.

It is not possible to invest in an index.


                       Class A         Class B        Class C         Index 1

Inception date        12-31-91        12-31-91         4-1-99             -
--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                 2.20%           1.18%          4.09%         8.10%
Five years               5.93%           5.82%             -          7.64%
Ten years                5.25%           5.01%             -          7.40%
Since inception             -               -           5.34%            -
--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                 2.20%           1.18%          4.09%         8.10%
Five years              33.38%          32.68%             -         44.51%
Ten years               66.84%          63.02%             -        104.19%
Since inception             -               -          17.88%            -
--------------------------------------------------------------------------------
SEC 30-day yield as of May 31, 2002
--------------------------------------------------------------------------------
                         4.51%           3.90%          3.85%            -

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-D6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

---------
GROWTH OF
$10,000
---------


This chart shows what happened to a hypothetical $10,000 investment in Class A shares for the period indicated. For comparison, we've shown the same investment in the three indexes described on page 6.

                                        Class B1            Class C1

Period beginning                        5-31-92              4-1-99
Without sales charge                    $16,313             $11,914
With maximum sales charge                     -             $11,795
Index 1                                 $20,419             $12,416
Index 2                                 $20,256             $12,326
Index 3                                 $18,616             $12,206

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class B and Class C shares, respectively, as of May 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

1 No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

-----------
FUND'S
INVESTMENTS
-----------

Securities owned by the Fund on May 31, 2002

This schedule is divided into two main categories: Bonds and short-term investments. The bonds are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.




                                                                 INTEREST       CREDIT          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                RATE          RATING*       (000S OMITTED)           VALUE

----------------------------------------------------------------------------------------------------------------------------
BONDS  94.68%                                                                                                   $189,998,370
----------------------------------------------------------------------------------------------------------------------------
(Cost $188,803,537)

Automobiles/Trucks 1.30%                                                                                          $2,612,290
DaimlerChrysler NA Holding Corp.,
 Gtd Note 01-15-12                                                7.300%        BBB+             $2,000            2,109,540
Hertz Corp.,
 Sr Note 06-01-12                                                 7.625         BBB                 500              502,750

Banks - Foreign  1.87%                                                                                             3,745,110
International Bank for Reconstruction and
 Development, Deb (Supra National) 10-15-16                       8.625         AAA               3,000            3,745,110

Banks - United States  3.12%                                                                                       6,262,830
Bank of America Corp.,
 Sub Note 01-15-11                                                7.400         A                 1,000            1,094,610
Capital One Bank,
 Sr Note 02-01-06                                                 6.875         BBB-              1,000            1,007,720
Chase Manhattan Corp.,
 Sub Note 11-15-09                                                7.000         A+                1,000            1,045,440
MBNA Corp.,
 Sr Note Ser F 03-15-12                                           7.500         BBB               1,000            1,042,500
Wells Fargo Bank N.A.,
 Sub Note 02-01-11                                                6.450         A+                2,000            2,072,560



See notes to
financial statements.

8




                                                                 INTEREST       CREDIT          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                RATE          RATING*       (000S OMITTED)           VALUE

Broker Services  1.53%                                                                                            $3,076,600
Citigroup, Inc.,
 Note 01-18-11                                                    6.500%        AA-              $1,000            1,040,210
Goldman Sachs Group, Inc. (The),
 Note 01-15-12                                                    6.600         A+                2,000            2,036,390

Computers  0.99%                                                                                                   1,995,000
IBM Corp.,
 Note 06-30-05                                                    4.125         A+                2,000            1,995,000

Diversified Operations  0.43%                                                                                        860,000
Tyco International Group SA,
 Note (Luxembourg) 10-15-11                                       6.375         BBB-              1,000              860,000

Finance  5.09%                                                                                                    10,207,210
CIT Group, Inc.,
 Med Term Note 12-08-03                                           5.570         A-                2,000            1,974,000
 Sr Note 04-02-12                                                 7.750         A-                1,000            1,020,820
Ford Motor Credit Co.,
 Note 10-28-09                                                    7.375         BBB+              3,000            3,100,980
General Motors Acceptance Corp.,
 Note 09-15-11                                                    6.875         BBB+              3,000            3,046,380
Household Finance Corp.,
 Note 05-09-05                                                    8.000         A                 1,000            1,065,030

Government - United States  19.20%                                                                                38,536,099
United States Treasury,
 Bond 11-15-03                                                   11.875         AAA               6,000            6,770,340
 Bond 08-15-13                                                   12.000         AAA               9,750           13,497,218
 Bond 02-15-16                                                    9.250         AAA               6,500            8,810,295
 Bond 02-15-31                                                    5.375         AAA               1,600            1,545,488
 Note 11-15-06                                                    3.500         AAA               5,000            4,852,500
 Note 02-15-12                                                    4.875         AAA               3,100            3,060,258

Government - United States Agencies  43.07%                                                                       86,426,912
Federal Home Loan Mortgage Corp.,
 15 Yr Pass Thru Ctf 06-01-06 to 07-01-07                         8.500         AAA               1,056            1,125,877
 30 Yr Adj Rate Mtg 05-01-17                                      6.875         AAA                  46               46,545
 30 Yr Adj Rate Mtg 10-01-18                                      7.250         AAA                  52               53,708
Federal National Mortgage Assn.,
 15 Yr Pass Thru Ctf 04-01-13 to 05-01-13                         6.500         AAA              13,052           13,566,509
 15 Yr Pass Thru Ctf 07-01-13 to 03-01-17                         6.000         AAA              28,733           29,318,599
 15 Yr Pass Thru Ctf 12-01-14 to 03-01-15                         7.000         AAA               9,724           10,196,034
 30 Yr Adj Rate Mtg 03-01-14 to 06-01-14                          6.659         AAA                  34               34,189
 30 Yr Adj Rate Mtg 03-01-22                                      7.000         AAA                  46               46,489
 30 Yr Adj Rate Mtg 03-01-27                                      5.190         AAA                  38               38,615
 Note 01-02-07                                                    4.750         AA-               2,000            1,996,726
 Sub Note 05-02-06                                                5.500         AA-               4,000            4,146,292
 Sub Note 02-01-11                                                6.250         AA-               9,500            9,824,073
Financing Corp.,
 Bond 09-26-19                                                    8.600         AAA               2,000            2,523,400
Government National Mortgage Assn.,
 30 Yr Adj Rate Mtg 10-20-23                                      6.625         AAA                 274              282,950
 30 Yr Pass Thru Ctf 10-15-28 to 10-15-31                         6.500         AAA               7,827            7,969,628
 30 Yr Pass Thru Ctf 04-15-32                                     7.500         AAA               5,000            5,257,278



                                                                                                       See notes to
                                                                                                       financial statements.


                                                                                                                          9




                                                                 INTEREST       CREDIT          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                RATE          RATING*       (000S OMITTED)           VALUE

Media  2.13%                                                                                                      $4,279,206
AOL Time Warner, Inc.,
 Deb 04-15-31                                                     7.625%        BBB+             $1,000              961,190
Rogers Cablesystems Ltd.,
 Sr Note Ser B (Canada) 03-15-05                                 10.000         BBB-              1,300            1,397,500
TCI Communications, Inc.,
 Sr Note 02-15-06                                                 6.875         BBB+              2,000            1,920,516

Medical  1.00%                                                                                                     1,999,006
Bristol-Myers Squibb Co.,
 Note 10-01-06                                                    4.750         AAA               2,000            1,999,006

Oil & Gas  3.91%                                                                                                   7,839,270
Apache Corp.,
 Note 04-15-12                                                    6.250         A-                1,500            1,535,700
Devon Energy Corp.,
 Sr Deb 04-15-20                                                  7.950         BBB               3,000            3,240,000
Petronas Capital Ltd.,
 Gtd Note (Malaysia) 05-22-12 (R)                                 7.000         BBB               1,000            1,012,100
Schlumberger Technology Corp.,
 Note 04-15-12 (R)                                                6.500         AA-               1,000            1,033,310
Valero Energy Corp.,
 Note 04-15-07                                                    6.125         BBB               1,000            1,018,160

Paper & Paper Products  2.31%                                                                                      4,644,875
Temple-Inland, Inc.,
 Sr Note 05-01-12                                                 7.875         BBB               2,000            2,095,000
Weyerhaeuser Co.,
 Note 03-15-07 (R)                                                6.125         BBB               2,500            2,549,875

Real Estate Operations  0.79%                                                                                      1,588,500
Socgen Real Estate Co. LLC,
 Perpetual Bond Ser A (7.64% to 09-30-07
 then variable) 12-29-49 (R)                                      7.640         A                 1,500            1,588,500

Telecommunications  3.29%                                                                                          6,593,540
AT&T Corp.,
 Note 03-15-29                                                    6.500         BBB+              1,000              726,270
AT&T Wireless Services, Inc.,
 Sr Note 03-01-31                                                 8.750         BBB               3,000            2,873,760
Sprint Capital Corp.,
 Note 03-15-05 (R)                                                7.900         BBB+              1,000              999,210
 Note 03-15-12 (R)                                                8.375         BBB+              1,000              985,410
Verizon New York, Inc.,
 Deb Ser B 04-01-32                                               7.375         A+                1,000            1,008,890

Utilities  4.65%                                                                                                   9,331,922
Beaver Valley Funding Corp.,
 Sec Lease Oblig Bond 06-01-17                                    9.000         BBB-              1,000            1,051,620
BVPS II Funding Corp.,
 Collateralized Lease Bond 12-01-07                               8.330         BBB-              1,127            1,164,022
El Paso Corp.,
 Med Term Note 01-15-32                                           7.750         BBB               1,000              942,300
KeySpan Corp.,
 Note 11-15-10                                                    7.625         A                 3,000            3,305,160



See notes to
financial statements.

10




                                                                 INTEREST       CREDIT          PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                RATE          RATING*       (000S OMITTED)           VALUE

Utilities  (continued)
NRG Energy, Inc.,
 Sr Note 07-15-06                                                 6.750%        BBB-             $1,000             $925,240
 Sr Note 04-01-11                                                 7.750         BBB-              1,000              910,830
TECO Energy Inc.,
 Note 05-01-12                                                    7.000         BBB+              1,000            1,032,750



                                                                                INTEREST        PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                              RATE          (000S OMITTED)           VALUE

----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 4.69%       $9,406,000
----------------------------------------------------------------------------------------------------------------------------
(Cost $9,406,000)

Joint Repurchase Agreement  4.69%
Investment in a joint repurchase agreement
 transaction with Barclays Capital, Inc. - Dated
 5-31-02, due 6-03-02 (Secured by U.S. Treasury
 Inflation Indexed Note, 3.875% due 01-15-09)                                   1.77%             9,406            9,406,000

----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  99.37%                                                                                       $199,404,370
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  0.63%                                                                          $1,266,250
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                                       $200,670,620
----------------------------------------------------------------------------------------------------------------------------

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $8,168,405 or 4.07% of net assets as of May 31, 2002.

 * Credit ratings are unaudited and are rated by Standard and Poor's where available, or Moody's Investor Services or John Hancock Advisers, LLC, where
    Standard and Poor's ratings are not available.

 #  Represents rate in effect on May 31, 2002.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.-dollar-denominated.

    The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                                                        See notes
                                                        to financial statements.


                                                                              11



FINANCIAL STATEMENTS

-----------
ASSETS AND
LIABILITIES
-----------

May 31, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $198,209,537)                            $199,404,370
Cash                                                                         934
Receivable for investments sold                                        2,000,467
Receivable for shares sold                                                10,989
Dividends and interest receivable                                      2,281,120
Other assets                                                              42,277
Total assets                                                         203,740,157

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                      2,766,218
Payable for shares repurchased                                            85,939
Dividends payable                                                         17,650
Payable to affiliates                                                    115,568
Other payables and accrued expenses                                       84,162
Total liabilities                                                      3,069,537

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                      207,874,897
Accumulated net realized loss on investments                          (8,422,660)
Net unrealized appreciation of investments                             1,194,833
Undistributed net investment income                                       23,550
Net assets                                                          $200,670,620

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($158,631,688 / 16,227,029 shares)                                 $9.78
Class B ($35,446,379 / 3,626,114 shares)                                   $9.78
Class C ($6,592,553 / 674,383 shares)                                      $9.78

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A1 ($9.78 O 95.5%)                                                  $10.24
Class C ($9.78 O 99%)                                                      $9.88


1 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


See notes to
financial statements.


12



FINANCIAL STATEMENTS

----------
OPERATIONS
----------

For the year ended
May 31, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (including securities lending income of $107,284)           $11,350,612

Total investment income                                               11,350,612

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                                762,623
Class A distribution and service fee                                     380,449
Class B distribution and service fee                                     339,185
Class C distribution and service fee                                      44,388
Transfer agent fee                                                       517,528
Accounting and legal services fee                                         40,129
Custodian fee                                                             37,192
Printing                                                                  34,572
Auditing fee                                                              34,000
Registration and filing fee                                               30,682
Trustees' fee                                                              8,674
Miscellaneous                                                              8,012
Legal fee                                                                  3,290

Total expenses                                                         2,240,724

Net investment income                                                  9,109,888

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                       1,502,076
Change in unrealized appreciation (depreciation)
 of investments                                                        1,795,087

Net realized and unrealized gain                                       3,297,163

Increase in net assets from operations                               $12,407,051




                                                           See notes to
                                                           financial statements.


                                                                              13



FINANCIAL STATEMENTS

----------
CHANGES IN
NET ASSETS
----------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.


                                                   YEAR                YEAR
                                                   ENDED              ENDED
                                                   5-31-01          5-31-02

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------

From operations
Net investment income                          $10,536,682       $9,109,888
Net realized gain                                1,373,324        1,502,076
Change in net unrealized
 appreciation (depreciation)                     6,772,807        1,795,087

Increase in net assets resulting
 from operations                                18,682,813       12,407,051

Distributions to shareholders
From net investment income
Class A                                        (8,970,814)       (8,247,728)
Class B                                        (1,480,854)       (1,588,236)
Class C                                           (82,637)         (203,886)
                                              (10,534,305)      (10,039,850)
From fund share transactions                    2,251,527        23,021,375

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                           164,882,009       175,282,044
End of period1                               $175,282,044      $200,670,620


1 Includes undistributed net investment income of $10,202 and $23,550, respectively.



See notes to
financial statements.


14


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.



PERIOD ENDED                              5-31-98         5-31-99        5-31-00       5-31-01      5-31-02 1

-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                        $9.46           $9.72          $9.55         $9.18          $9.64
Net investment income2                       0.62            0.59           0.57          0.60           0.48
Net realized and unrealized
 gain (loss) on investments                  0.26           (0.17)         (0.37)         0.46           0.19
Total from
 investment operations                       0.88            0.42           0.20          1.06           0.67
Less distributions
From net investment income                  (0.62)          (0.59)         (0.57)        (0.60)         (0.53)
Net asset value,
 end of period                              $9.72           $9.55          $9.18         $9.64          $9.78
Total return3 (%)                            9.56 4          4.33           2.22         11.83           6.97

-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                               $163            $169           $138          $145           $159
Ratio of expenses
 to average net assets (%)                   1.09            1.03           1.07          1.05           1.02
Ratio of adjusted expenses
 to average net assets5 (%)                  1.16               -              -             -              -
Ratio of net investment income
 to average net assets (%)                   6.43            6.03           6.08          6.30           4.93
Portfolio turnover (%)                        250 6           267            300           328            573



                                                           See notes to
                                                           financial statements.


                                                                              15


----------
FINANCIAL
HIGHLIGHTS
----------

CLASS B SHARES



PERIOD ENDED                              5-31-98         5-31-99        5-31-00       5-31-01      5-31-02 1

-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                        $9.46           $9.72          $9.55         $9.18          $9.64
Net investment income2                       0.55            0.52           0.50          0.53           0.41
Net realized and unrealized
 gain (loss) on investments                  0.26           (0.17)         (0.37)         0.46           0.19
Total from
 investment operations                       0.81            0.35           0.13          0.99           0.60
Less distributions
From net investment income                  (0.55)          (0.52)         (0.50)        (0.53)         (0.46)
Net asset value,
 end of period                              $9.72           $9.55          $9.18         $9.64          $9.78
Total return3 (%)                            8.74 4          3.57           1.46         11.03           6.18

-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                $19             $44            $27           $28            $35
Ratio of expenses
 to average net assets (%)                   1.84            1.77           1.81          1.77           1.77
Ratio of adjusted expenses
 to average net assets5 (%)                  1.91               -              -             -              -
Ratio of net investment income
 to average net assets (%)                   5.66            5.30           5.34          5.59           4.18
Portfolio turnover (%)                        250 6           267            300           328            573




See notes to
financial statements.


16



----------
FINANCIAL
HIGHLIGHTS
----------

CLASS C SHARES



PERIOD ENDED                                              5-31-99 7      5-31-00       5-31-01      5-31-02 1

-------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                                        $9.66          $9.55         $9.18          $9.64
Net investment income2                                       0.07           0.50          0.53           0.40
Net realized and unrealized
 gain (loss) on investments                                 (0.11)         (0.37)         0.46           0.19
Total from
 investment operations                                      (0.04)          0.13          0.99           0.59
Less distributions
From net investment income                                  (0.07)         (0.50)        (0.53)         (0.45)
Net asset value,
 end of period                                              $9.55          $9.18         $9.64          $9.78
Total return3 (%)                                           (0.38) 8        1.44         11.00           6.17

-------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                                  _ 9            _ 9          $2             $7
Ratio of expenses
 to average net assets (%)                                   1.77 10        1.82          1.80           1.77
Ratio of net investment income
 to average net assets (%)                                   5.30 10        5.33          5.42           4.18
Portfolio turnover (%)                                        267            300           328            573

1 As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended
   May 31, 2002 was to decrease net investment income per share by $0.05 and increase net realized and unrealized gains per share by $0.05 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.42%, 4.67% and 4.67% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
2  Based on the average of the shares outstanding at the end of each month.
3 Assumes dividend reinvestment and does not reflect the effect of sales charges.
4 Total return would have been lower had certain expenses not been reduced during the period shown.
5  Does not take into consideration expense reductions during the period shown.
6  Excludes merger activity.
7  Class C shares began operations on 4-1-99.
8  Not annualized.
9  Less than $500,000.
10 Annualized.



                                                           See notes to
                                                           financial statements.

----------
NOTES TO
STATEMENTS
----------

NOTE A
Accounting policies

John Hancock Investment Grade Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. Prior to January 2, 2002, the Fund was known as John Hancock Intermediate Government Fund. The investment objective of the Fund is to achieve a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2002, the Fund loaned securities having a market value of $62,673,247 collateralized by securities in the amount of $64,370,307.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $7,551,426 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The Fund's carryforward expires as follows: May 31, 2003 - $962,819, May 31, 2004 - $1,741,681, May 31, 2005 - $528,883 and May 31,
2008 - $4,318,043. Additionally, net capital losses of $863,422 that are attributable to security transactions incurred after

October 31, 2001 are treated as arising on June 1, 2002, the first day of the Fund's next taxable year.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2002, the tax character of distributions paid was as follows: ordinary income $10,039,850. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2002, the components of distributable earnings on a tax basis included $52,279 of undistributed ordinary income.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.40% of the Fund's average daily net asset value. The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser.

The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $283,493 with regard to sales of Class A shares. Of this amount, $17,737 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $155,387 was paid as sales commissions to unrelated broker-dealers and $110,369 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $48,481 with regard to sales of Class C shares. Of this amount, $42,627 was paid as sales commissions to unrelated broker-dealers and $5,854 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase (four years for purchases made prior to January 2, 2002) are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% (3% for purchases made prior to January 2, 2002) of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in con-nection with the sale of Class B and Class C shares. During the year ended May 31, 2002, CDSCs received by JH Funds amounted to $112,285 for Class B shares and $3,601 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compen- sation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compen- sation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                               YEAR ENDED 5-31-01           YEAR ENDED 5-31-02
                             SHARES          AMOUNT       SHARES         AMOUNT

--------------------------------------------------------------------------------
CLASS A SHARES
--------------------------------------------------------------------------------
Sold                     4,969,076      $47,405,245    6,810,286    $66,932,378
Distributions reinvested   785,789        7,476,711      698,430      6,839,982
Repurchased             (5,781,159)     (55,056,450)  (6,284,836)   (61,866,691)
Net increase (decrease)    (26,294)       ($174,494)   1,223,880    $11,905,669

--------------------------------------------------------------------------------
CLASS B SHARES
--------------------------------------------------------------------------------
Sold                     2,335,370      $22,407,289    2,461,596    $24,219,213
Distributions reinvested    71,881          685,369       89,380        875,385
Repurchased             (2,336,851)     (22,285,442)  (1,884,881)   (18,457,006)
Net increase                70,400         $807,216      666,095     $6,637,592

--------------------------------------------------------------------------------
CLASS C SHARES
--------------------------------------------------------------------------------
Sold                       399,239       $3,829,214      674,488     $6,627,513
Distributions reinvested     5,574           53,345       11,510        112,667
Repurchased               (234,344)      (2,263,754)    (230,336)    (2,262,066)
Net increase               170,469       $1,618,805      455,662     $4,478,114

--------------------------------------------------------------------------------
NET INCREASE               214,575       $2,251,527    2,345,637    $23,021,375
--------------------------------------------------------------------------------

NOTE D
Investment
transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2002, aggregated $569,720,312 and $533,316,700, respectively. Purchases and proceeds from sales of obligations of the U.S. government, during the year ended May 31, 2002, aggregated $507,606,484 and $504,535,282, respectively.

The cost of investments owned on May 31, 2002, including short-term investments, for federal income tax purposes was $200,298,810. Gross unrealized appreciation and depreciation of investments aggregated $2,894,019 and $3,788,459, respectively, resulting in net unrealized depreciation of $894,440. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

NOTE E
Reclassification
of accounts

During the year ended May 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $537,984, an increase in undistributed net investment income of $2,625,960 and a decrease in capital paid-in of $2,087,976. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income

(loss) per share in the financial highlights excludes these adjustments.

NOTE F
Change in
accounting principle

Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $1,682,650 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $929,962, increase unrealized appreciation on investments by $398,811 and increase net realized gain on investments by $531,151. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

---------
AUDITORS'
REPORT
---------

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of John Hancock Investment Grade Bond Fund of
John Hancock Bond Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock Investment Grade Bond Fund, formerly Intermediate Government Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Investment Grade Bond Fund of the John Hancock Bond Trust at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

Boston, Massachusetts,
July 5, 2002

/s/Ernst & Young
----------------

-----------
TAX
INFORMATION
-----------

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended May 31, 2002.

All of the dividends paid for the fiscal year are taxable as ordinary income. None of the dividends qualify for the dividends-received deduction available to corporations.

Shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the tax character of all distributions for calendar year 2002.

----------
TRUSTEES
& OFFICERS
----------

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                       NUMBER OF
NAME, AGE                                               TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                       OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                       SINCE1        BY TRUSTEE

--------------------------------------------------------------------------------
James F. Carlin2, Born: 1940                            1994                  28
--------------------------------------------------------------------------------
Chairman and CEO, Alpha Analytical Laboratories
(chemical analysis); Part Owner and Treasurer,
Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin
Insurance Agency, Inc. (since 1996);
Director/Treasurer, Rizzo Associates (until 2000);
Chairman and CEO, Carlin Consolidated, Inc.
(management/investments); Director/Partner, Proctor
Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust;
Director of the following: Uno Restaurant Corp.
(until 2001), Arbella Mutual (insurance) (until
2000), HealthPlan Services, Inc. (until 1999),
Flagship Healthcare, Inc. (until 1999), Carlin
Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

--------------------------------------------------------------------------------
William H. Cunningham, Born: 1944                       1991                  28
--------------------------------------------------------------------------------
Former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of the following: The University of Texas Investment
Management Company (until 2000), Hire.com (since
2000), STC Broadcasting, Inc. and Sunrise Television
Corp. (since 2000), Symtx, Inc. (since 2001),
Adorno/Rogers Technology, Inc. (since 2001), Pinnacle
Foods Corporation (since 2000), rateGenius (since
2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998), Jefferson-Pilot Corporation
(diversified life insurance company), New Century
Equity Holdings (formerly Billing Concepts) (until
2001), eCertain (until 2001), ClassMap.com (until
2001), Agile Ventures (until 2001), LBJ Foundation
(until 2000), Golfsmith International, Inc. (until
2000), Metamor Worldwide (until 2000); AskRed.com
(until 2001), Southwest Airlines and Introgen;
Advisory Director, Q Investments; Advisory Director,
Chase Bank (formerly Texas Commerce Bank-D Austin).

--------------------------------------------------------------------------------
Ronald R. Dion, Born: 1946                              1998                  28
--------------------------------------------------------------------------------

Chairman and Chief Executive Officer, R.M. Bradley &
Co., Inc.; Director, The New England Council and
Massachusetts Roundtable; Trustee, North Shore
Medical Center; Director, BJ's Wholesale Club, Inc.
and a corporator of the Eastern Bank; Trustee, Emmanuel College.

--------------------------------------------------------------------------------
Charles L. Ladner2, Born: 1938                          1994                  28
--------------------------------------------------------------------------------

Chairman and Trustee, Dunwoody Village, Inc.
(continuing care retire- ment community); Senior Vice
President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired
1998); Vice President and Director for AmeriGas, Inc.
(retired 1998); Director of AmeriGas Partners, L.P.
(until 1997)(gas distribution); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and
History Association (since 2001).

--------------------------------------------------------------------------------
Steven Pruchansky, Born: 1944                           1994                  28
--------------------------------------------------------------------------------
Chairman and Chief Executive Officer, Mast Holdings,
Inc. (since 2000); Director and President, Mast
Holdings, Inc. (until 2000); Managing Director,
JonJames, LLC (real estate) (since 2001); Director,
First Signature Bank & Trust Company (until 1991);
Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

--------------------------------------------------------------------------------
Norman H. Smith, Born: 1933                             1994                  28
--------------------------------------------------------------------------------
Lieutenant General, United States Marine Corps;
Deputy Chief of Staff for Manpower and Reserve
Affairs, Headquarters Marine Corps; Commanding
General III Marine Expeditionary Force/3rd Marine
Division (retired 1991).

--------------------------------------------------------------------------------
John P. Toolan2, Born: 1930                             1994                  28
--------------------------------------------------------------------------------
Director, The Smith Barney Muni Bond Funds, The Smith
Barney Tax-Free Money Funds, Inc., Vantage Money
Market Funds (mutual funds), The Inefficient-Market
Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith
Barney Trust Company (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith
Barney Advisers, Inc. (investment advisers) (retired
1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney,
Harris Upham & Co., Incorporated (investment bankers)
(until 1991).


INTERESTED TRUSTEES3

NAME, AGE                                                              NUMBER OF
POSITION(S) HELD WITH FUND                              TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                       OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                       SINCE1        BY TRUSTEE

--------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                            2001                  59
--------------------------------------------------------------------------------
Trustee
Executive Vice President and Chief Investment
Officer, John Hancock Financial Services, Inc.;
Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance
Company; Chairman of the Committee of Finance of John
Hancock Life Insurance Company; Director, John
Hancock Subsidiaries, LLC, Hancock Natural Resource
Group, Independence Investment LLC, Independence
Fixed Income LLC, John Hancock Advisers, LLC (the
"Adviser") and The Berkeley Financial Group, LLC
("The Berkeley Group"), John Hancock Funds, LLC
("John Hancock Funds"), Massachusetts Business
Development Corporation; Director, John Hancock
Insurance Agency, Inc. ("Insurance Agency, Inc.")
(until 1999) and John Hancock Signature Services,
Inc.("Signature Services") (until 1997).

NAME, AGE                                                              NUMBER OF
POSITION(S) HELD WITH FUND                              TRUSTEE     JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                       OF FUND   FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                       SINCE1        BY TRUSTEE

--------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                             2000                  59
--------------------------------------------------------------------------------
Trustee, Chairman, President and Chief Executive
Officer Executive Vice President, John Hancock
Financial Services, Inc., John Hancock Life Insurance
Company; Chairman, Director, President and Chief
Executive Officer, the Advisers and The Berkeley
Group; Chairman, Director and Chief Executive
Officer, John Hancock Funds; Chairman, Director and
President, Insurance Agency, Inc.; Chairman, Director and Chief Executive Officer, Sovereign Asset
Management Corporation ("SAMCorp."); Director,
Independence Investment LLC, Independence Fixed
Income LLC and Signature Services; Senior Vice
President, MassMutual Insurance Co. (until 1999);
Senior Vice President, Connecticut Mutual Insurance
Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                               OFFICER
PRINCIPAL OCCUPATION(S) AND                                              OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                          SINCE

--------------------------------------------------------------------------------
William L. Braman, Born: 1953                                               2000
--------------------------------------------------------------------------------
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment
Officer, the Adviser and each of the John Hancock funds; Director, SAMCorp., Executive Vice President and Chief Investment Officer, Baring Asset
Management, London U.K. (until 2000).

--------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                                2000
--------------------------------------------------------------------------------
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and
Treasurer, the Adviser, John Hancock Funds, and The
Berkeley Group; Second Vice President and Senior
Associate Controller, Corporate Tax Department, John
Hancock Financial Services, Inc. (until 2001).

--------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                 1994
--------------------------------------------------------------------------------
Senior Vice President, Secretary and Chief Legal
Officer Senior Vice President, Secretary and Chief
Legal Officer, SAMCorp., the Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services
(until 2000), Director, Senior Vice President and
Secretary, NM Capital.

--------------------------------------------------------------------------------
William H. King, Born: 1952                                                 1994
--------------------------------------------------------------------------------
Vice President and Treasurer Vice President and
Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds;
Assistant Treasurer of each of the John Hancock funds
(until 2001).

--------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                               1994
--------------------------------------------------------------------------------
Vice President and Compliance Officer Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock
Funds.


The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199. The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291. 1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.
2 Member of Audit Committee.
3 Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

-----------
FOR YOUR
INFORMATION
-----------

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


--------------------------------------------------------------------------------

                                                                      HOW TO
                                                                      CONTACT US
                                                                      ----------


On the Internet                     www.jhfunds.com

By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn:  Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713

--------------------------------------------------------------------------------

[LOGO]     John Hancock
        ------------------
        JOHN HANCOCK FUNDS


1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------

This report is for the information of the shareholders of the John Hancock Investment Grade Bond Fund.



                                                                     5500A  5/02
                                                                            7/02

John Hancock

Government
INCOME FUND

ANNUAL
REPORT

5.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery

      [LOGO](R)
------------------
JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------


WELCOME

     Table of contents
===========================
     Your fund at a glance
     page 1
---------------------------
     Managers' report
     page 2
---------------------------
     A look at performance
     page 6
---------------------------
     Growth of $10,000
     page 7
---------------------------
     Fund's investments
     page 8
---------------------------
     Financial statements
     page 11
---------------------------
     Trustees & officers
     page 25
---------------------------
     For your information
     page 29

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through May 31, 2002, with the Dow Jones Industrial Average returning -0.22% and the Standard & Poor's 500 Index returning -6.49%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 17.16% in the first five months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor.

Sincerely,

/s/ Maureen R. Ford
-------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

YOUR FUND AT A GLANCE

The Fund seeks a high level of current income, consistent with preservation of capital, by investing primarily in U.S. government and agency securities.

Over the last twelve months

o The recession that began in March 2001 ended as the economy began a modest recovery early in the new year.

o The Federal Reserve lowered overnight interest rates to 1.75% in December 2001, down from 4% the previous May.

o U.S. government bonds were among the top-performing sectors, as investors looked for safety in uncertain times.

--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock Government Income Fund". Under the heading is a note that reads "Fund performance for the year ended May 31, 2002." The chart is scaled in increments of 2% with 0% at the bottom and 8% at the top. The first bar represents the 7.37% total return for Class A. The second bar represents the 6.57% total return for Class B. The third bar represents the 6.57% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

29.5%     Government National Mortgage Assn.
22.7%     Federal National Mortgage Assn.
19.1%     United States Treasury
11.3%     Federal Home Loan Mortgage Corp.
 3.3%     Financing Corp.
 2.6%     Hydro-Quebec
 1.8%     Small Business Administration
 1.7%     Tennessee Valley Authority
 1.0%     International Bank for Reconstruction and Development
 0.8%     Federal Home Loan Bank

As a percentage of net assets on May 31, 2002.

BY BARRY H. EVANS, CFA, AND DAWN M. BAILLIE, PORTFOLIO MANAGERS


John Hancock
Government Income Fund

MANAGERS' REPORT

Bonds handily beat stocks during the year ended May 31, 2002, as economic uncertainty and the war on terrorism rocked the markets. The United States remained mired in recession for much of 2001, despite the Federal Reserve's aggressive efforts to revive economic growth by steadily lowering short-term interest rates. By December 2001, the federal funds rate -- the interest rate banks charge each other for overnight loans -- had reached 1.75%, down from 4% on May 31, 2001. The Fed's rate cuts, however, took time to work their way through the system, especially as the tragic events of September 11 delayed prospects for a recovery.

"Bonds offered investors
 a safe haven in an
 otherwise bleak market
 environment."

By early 2002, there were signs that the Fed's easing, along with tax rebates and strong consumer spending, were putting U.S. economic growth back on track. Gross domestic product grew at a strong 6.1% annualized rate in the first quarter of 2002. Most investors, however, saw the recovery as choppy amid a continuation of weak corporate spending and inconsistent economic data.

BOND MARKET PERFORMANCE

Bonds offered investors a safe haven in an otherwise bleak market environment. Stocks languished during the year ended May 31, 2002, with the Standard & Poor's 500 Index returning a disappointing -13.85%. By contrast, bond prices rose as interest rates fell sharply in 2001. Government bonds with a yield advantage over Treasuries, such as mortgage bonds and agencies, took the lead, as interest rates stabilized in 2002 and concerns mounted that the U.S. Treasury would increase supply. The Lehman Brothers Mortgage-Backed Securities Fixed-Rate Index returned 8.32% for the year ended May 31, 2002, close to the 8.21% return for the Lehman Brothers Agency Index. Not far

--------------------------------------------------------------------------------
[Photos' of Barry Evans and Dawn Baillie flush right next to first paragraph.]
--------------------------------------------------------------------------------

behind was the Lehman Brothers Treasury Bond Index, which reported a 7.56% return for the same period.

"Throughout the period,
 we kept a high stake in
 government bonds with
 a yield advantage over
 Treasuries..."

FUND SCORECARD

John Hancock Government Income Fund benefited from being in the right places at the right times. When interest rates were falling sharply during the first half of the period, the Fund's investment in Treasuries and its above-average sensitivity to interest-rate changes boosted returns. As interest rates stabilized, the Fund's high stake in both mortgage and non-mortgage bonds issued by government agencies helped performance. The Fund's Class A, Class B and Class C shares returned 7.37%, 6.57% and 6.57%, respectively, at net asset value for the year ended May 31, 2002. By comparison, the average general U.S. government fund returned 7.23% during the same period, according to Lipper, Inc.(1) Keep in mind that your net asset value return will differ from the Fund's performance if you were not invested for the entire period and did not reinvest all distributions. For longer-term performance information, please see pages six and seven.

FOCUS ON YIELD ADVANTAGE

Throughout the period, we kept a high stake in government bonds with a yield advantage over Treasuries, which in total accounted for over 70% of the Fund's net assets. We also kept a longer-than-average duration in this area, meaning that our mortgage and government agency investments were more sensitive to interest-rate changes. Typically, the longer a bond's duration, the more its price will rise as interest rates fall or fall as interest rates rise. While our longer duration helped early in the period, it hurt us near the end of 2001 when the bond market sold off and bond prices declined.

Our heaviest concentration was in traditional mortgage bonds, where we owned mostly bonds with coupons (or stated interest rates) close to current interest rates. As interest rates fell, these bonds were less susceptible to prepayment risk, or the risk that the underlying mortgages would be paid off early. Current coupon bonds are also easy to sell as market conditions change. During the new year, we trimmed slightly, taking profits in both our mortgage and non-mortgage government agency investments. We held steady, however, with our foreign government bonds, which also offered a yield advantage over Treasuries. Our focus remained primarily on bonds issued by Canadian provincial governments.

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-02." The chart is divided into four sections (from top to left): U.S. agencies 72%, U.S. Treasuries 19%, Foreign government bonds 4% and Short-term investments & other 5%.]
--------------------------------------------------------------------------------

SHIFT IN TREASURIES

The Fund benefited from shifting its Treasury focus later in the period. Early on, we emphasized 30-year bonds because we expected their yields to drop significantly, giving the bonds' prices a big boost. Instead, 30-year yields declined only minimally while short-term yields fell dramatically. We responded by increasing our investment in short-term Treasuries and selling intermediate-term Treasuries with maturities between five and 10 years. By splitting our Treasury investments between short- and long-term issues, we positioned the Fund to benefit from any further interest-rate cuts, while at the same time preparing for an economic recovery.

CAUTIOUS OPTIMISM

Despite a modest start, we believe the economy is beginning to turn the corner. We expect to see growth pick up across all sectors as the year progresses. As this happens, the Fed will most likely begin gradually raising interest rates. We believe, however, that the Fed will wait to see three months of consistently strong economic data before hiking rates.

"The bond market will
 most likely remain volatile
 until the economy gains
 momentum."

The bond market will most likely remain volatile until the economy gains momentum. Once it looks like the Fed is likely to raise interest rates, however, bond yields will start to climb and bond prices will fall. We will be watching for a turn in corporate profits, corporate capital spending and pricing power to signal that the Fed is about to increase rates. Once we see those signs, we plan to shorten the Fund's duration.

As long as talk continues that the U.S. Treasury may increase supply, investors will favor mortgage and government agency bonds with a yield advantage over Treasuries. We believe the Fund's focus on these sectors, as well as our stake in both short- and long-term Treasuries, will stand us in good stead as the year unfolds.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

For the period ended May 31, 2002

The index used for comparison is the Lehman Brothers Government Bond Index, an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest in an index.

                           Class A     Class B    Class C       Index
Inception date             9-30-94     2-23-88     4-1-99         --
--------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                     2.50%       1.57%      4.53%       7.80%

Five years                   6.03%       5.91%        --        7.58%

Ten years                      --        5.87%        --        7.31%

Since inception              6.73%         --       5.24%         --

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                     2.50%       1.57%      4.53%       7.80%

Five years                  33.99%      33.28%        --       44.13%

Ten years                      --       76.95%        --      102.56%

Since inception             64.77%         --      17.53%         --

--------------------------------------------------------------------------------
SEC 30-day yield as of May 31, 2002
--------------------------------------------------------------------------------
                             4.45%       3.91%      3.87%         --

Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B(1) shares for the period indicated. For comparison, we've shown the same investment in the Lehman Brothers Government Bond Index.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,256 as of May 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Government Income Fund, before sales charge, and is equal to $17,695 as of May 31, 2002.
--------------------------------------------------------------------------------

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of May 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

(1)  No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S INVESTMENTS

Securities owned by the Fund on May 31, 2002

This schedule is divided into three main categories: U.S. government and agencies securities, foreign government bonds and short-term investments. Short-term investments, which represent the Fund's cash position, are listed last.

                                                         INTEREST    MATURITY       PAR VALUE
ISSUER, DESCRIPTION                                      RATE        DATE           (000s OMITTED)          VALUE
-----------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES SECURITIES 91.05%                                                       $568,874,998
-----------------------------------------------------------------------------------------------------------------
(Cost $556,376,292)

Government -- U.S. 19.14%                                                                            $119,568,336
United States Treasury,
  Bond                                                    11.625%     11-15-04      $10,000            11,896,800
  Bond                                                    10.375      11-15-09       10,000            11,575,000
  Bond                                                    12.750      11-15-10        8,500            10,864,071
  Bond                                                    12.000      08-15-13       12,000            16,611,960
  Bond                                                     9.250      02-15-16       43,500            58,961,205
  Bond                                                     5.375      02-15-31       10,000             9,659,300
Government -- U.S. Agencies 71.91%                                                                    449,306,662
Federal Farm Credit Bank,
  Bond Ser A                                              14.050      06-02-03        4,000             4,454,720
Federal Home Loan Bank,
  Bond                                                     3.190      11-24-03        5,000             5,002,950
Federal Home Loan Mortgage Corp.,
  15 Yr Pass Thru Ctf                                     10.500      02-01-03            2                 1,730
  30 Yr Pass Thru Ctf                                      9.500      08-01-16        2,627             2,865,328
  CMO REMIC 1094-K                                         7.000      06-15-21          535               542,148
  CMO REMIC 1603-K                                         6.500      10-15-23        5,000             4,971,850
  CMO REMIC 1608-L                                         6.500      09-15-23       12,000            12,026,160
  CMO REMIC 1617-PM                                        6.500      11-15-23       10,000            10,025,000
  CMO REMIC 1634-PN                                        4.500      12-15-23       10,575             9,048,181
  CMO REMIC 1667-PE                                        6.000      03-15-08        3,633             3,671,145
  CMO REMIC 1727-I                                         6.500      05-15-24        5,000             5,003,100


See notes to financial statements.

                                                         INTEREST    MATURITY       PAR VALUE
ISSUER, DESCRIPTION                                      RATE        DATE           (000s OMITTED)          VALUE
Government -- U.S. Agencies (continued)
  CMO REMIC 2445-LB                                        5.500%     08-15-16       $7,000            $7,220,661
  Note                                                     7.000      03-15-10       14,000            15,429,540
Federal National Mortgage Assn.,
  15 Yr Pass Thru Ctf                                      9.000      02-01-10          828               895,542
  15 Yr Pass Thru Ctf                                      6.500      05-01-13        7,466             7,759,993
  15 Yr Pass Thru Ctf                                      6.000      09-01-13 to    38,034            38,923,831
                                                                      05-01-16
  15 Yr Pass Thru Ctf                                      7.500      09-01-14        1,934             2,046,591
  15 Yr Pass Thru Ctf                                      5.500      06-01-16        7,534             7,515,958
  30 Yr Pass Thru Ctf                                      8.500      09-01-24 to     2,042             2,195,820
                                                                      10-01-24
  CMO REMIC 1990-51-H                                      7.500      05-25-20           42                43,225
  CMO REMIC 1990-58-J                                      7.000      05-25-20        1,269             1,310,741
  CMO REMIC 1990-94-D                                      6.500      08-25-20          246               253,720
  CMO REMIC 1991-56-M                                      6.750      06-25-21          983             1,010,057
  CMO REMIC 1993-225-TK                                    6.500      12-25-23        5,032             5,115,330
  CMO REMIC 1994-60-PJ                                     7.000      04-25-24        6,100             6,309,657
  CMO REMIC 1994-75-K                                      7.000      04-25-24        3,100             3,202,672
  CMO REMIC 1996-28-PK                                     6.500      07-25-25        7,589             7,563,193
  CMO REMIC G-8-E                                          9.000      04-25-21        1,306             1,420,064
  Note                                                     3.300      10-10-03        5,000             5,022,150
  Note                                                     6.000      05-15-08       13,000            13,655,460
  Sub Note                                                 5.500      05-02-06       16,500            17,103,454
  Sub Note                                                 6.250      02-01-11       20,000            20,682,260
Financing Corp.,
  Bond                                                     8.600      09-26-19       16,220            20,464,774
Government National Mortgage Assn.,
  30 Yr Adj Rate Mortgage                                  5.375#     03-20-23        3,262             3,315,167
  30 Yr Adj Rate Mortgage                                  6.625#     10-20-22 to     3,223             3,322,796
                                                                      10-20-23
  30 Yr Pass Thru Ctf                                      6.000      12-15-28 to    36,002            35,898,667
                                                                      11-15-31
  30 Yr Pass Thru Ctf                                      6.500      02-15-27 to    57,168            58,384,617
                                                                      04-15-31
  30 Yr Pass Thru Ctf                                      7.000      01-15-28 to    56,061            58,191,018
                                                                      02-15-31
  30 Yr Pass Thru Ctf                                      7.500      06-15-23 to    18,514            19,563,335
                                                                      01-15-31
  30 Yr Pass Thru Ctf                                      8.000      09-15-23 to     3,447             3,706,164
                                                                      01-15-25
  30 Yr Pass Thru Ctf                                     11.000      01-15-14 to     1,926             2,199,754
                                                                      12-15-15
Small Business Administration,
  Pass Thru Ctf Ser 97-B                                   7.100      02-01-17        3,402             3,479,038
  Pass Thru Ctf Ser 97-D                                   7.500      04-01-17        3,473             3,602,813
  Pass Thru Ctf Ser 97-E                                   7.300      05-01-17        4,326             4,445,088
Tennessee Valley Authority,
  Bond Ser E                                               6.750      11-01-25       10,000            10,441,200


                                              See notes to financial statements.

                                                         INTEREST    MATURITY       PAR VALUE
ISSUER, DESCRIPTION                                      RATE        DATE           (000s OMITTED)          VALUE
-----------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS 3.65%                                                                        $22,783,620
-----------------------------------------------------------------------------------------------------------------
(Cost $22,723,040)

U.S.-Dollar-Denominated Foreign
  Government Bonds 3.65%                                                                              $22,783,620
Hydro-Quebec,
  Gtd Bond Ser HY (Canada)                                 8.400%     01-15-22       $5,000             6,053,350
  Gtd Deb Ser IF (Canada)                                  8.000      02-01-13        9,000            10,488,420
International Bank for Reconstruction
  and Development,
  Deb                                                      8.625      10-15-16        5,000             6,241,850

-----------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 4.32%                                                                          $27,014,000
-----------------------------------------------------------------------------------------------------------------
(Cost $27,014,000)

Joint Repurchase Agreement 4.32%
Investment in a joint repurchase agreement
  transaction with Barclays Capital, Inc. -- Dated
  5-31-02, due 6-03-02 (Secured by U.S.Treasury
  Inflation Indexed Note, 3.875% due 01-15-09)             1.770      06-03-02       27,014            27,014,000

-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.02%                                                                             $618,672,618
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET 0.98%                                                                $6,152,600
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS 100%                                                                                $624,825,218
-----------------------------------------------------------------------------------------------------------------

#    Represents rate in effect on May 31, 2002.

Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, the security is U.S.-dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


See notes to financial statements.

FINANCIAL STATEMENTS

ASSETS AND LIABILITIES

May 31, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $606,113,332)                           $618,672,618
Cash                                                                        996
Receivable for investments sold                                          50,000
Receivable for shares sold                                            1,366,365
Interest receivable                                                   5,548,215
Other assets                                                            257,978
Total assets                                                        625,896,172

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for shares repurchased                                          221,930
Dividends payable                                                        71,425
Payable to affiliates                                                   504,091
Other payables and accrued expenses                                     273,508
Total liabilities                                                     1,070,954

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                     762,623,022
Accumulated net realized loss on investments                       (150,207,011)
Net unrealized appreciation of investments                           12,559,286
Distributions in excess of net investment income                       (150,079)
Net assets                                                         $624,825,218

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($532,422,434 / 57,835,060 shares)                                $9.21
Class B ($85,534,335 / 9,289,253 shares)                                  $9.21
Class C ($6,868,449 / 745,971 shares)                                     $9.21

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A(1) ($9.21 / 95.5%)                                                $9.64
Class C ($9.21 / 99%)                                                     $9.30

(1) On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


                                              See notes to financial statements.

FINANCIAL STATEMENTS

OPERATIONS

For the year ended May 31, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (including securities lending income of $119,206)          $38,266,873

Total investment income                                              38,266,873

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                             3,949,461
Class A distribution and service fee                                  1,329,903
Class B distribution and service fee                                    919,941
Class C distribution and service fee                                     51,217
Transfer agent fee                                                    1,383,003
Accounting and legal services fee                                       132,360
Custodian fee                                                           126,260
Registration and filing fee                                              61,602
Auditing fee                                                             38,500
Trustees' fee                                                            30,446
Printing                                                                 30,040
Miscellaneous                                                            24,366
Legal fee                                                                10,783

Total expenses                                                        8,087,882
Less expense reduction                                                 (804,076)

Net expenses                                                          7,283,806

Net investment income                                                30,983,067

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain on investments                                      6,505,121
Change in unrealized appreciation (depreciation)
  of investments                                                      5,609,822

Net realized and unrealized gain                                     12,114,943

Increase in net assets from operations                              $43,098,010


See notes to financial statements.

FINANCIAL STATEMENTS

CHANGES IN NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.

                                               YEAR                         YEAR
                                               ENDED                       ENDED
                                               5-31-01                   5-31-02

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                          $37,137,007          $30,983,067
Net realized gain (loss)                        (7,916,814)           6,505,121
Change in net unrealized
  appreciation (depreciation)                   41,183,815            5,609,822

Increase in net assets
  from operations                               70,404,008           43,098,010

Distributions to shareholders
From net investment income
Class A                                        (31,609,198)         (29,189,031)
Class B                                         (5,457,893)          (4,363,668)
Class C                                            (69,916)            (237,653)

                                               (37,137,007)         (33,790,352)

From fund share transactions                   (35,449,328)            (276,733)

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                            617,976,620          615,794,293
End of period(1)                              $615,794,293         $624,825,218

(1) Includes distributions in excess of net investment income of $100,205 and $150,079, respectively.


                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                        5-31-98      5-31-99      5-31-00      5-31-01      5-31-02(1)
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                 $8.93        $9.25        $9.02        $8.58        $9.06
Net investment income(2)               0.62         0.57         0.55         0.55         0.47
Net realized and unrealized
  gain (loss) on investments           0.32        (0.23)       (0.44)        0.48         0.19
Total from investment
  operations                           0.94         0.34         0.11         1.03         0.66
Less distributions
From net investment income            (0.62)       (0.57)       (0.55)       (0.55)       (0.51)
Net asset value,
  end of period                       $9.25        $9.02        $8.58        $9.06        $9.21
Total return(3) (%)                   10.82         3.64(4)      1.38(4)     12.26(4)      7.37(4)

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                        $340         $585         $505         $521         $532
Ratio of expenses
  to average net assets (%)            1.10         1.05         1.05         1.02         1.04
Ratio of adjusted expenses
  to average net assets(5) (%)           --         1.10         1.18         1.15         1.17
Ratio of net investment income
  to average net assets (%)            6.79         6.08         6.31         6.13         5.04
Portfolio turnover (%)                  106          161(6)       106           68          110


See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                        5-31-98      5-31-99      5-31-00      5-31-01      5-31-02(1)
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                 $8.93        $9.25        $9.02        $8.58        $9.06
Net investment income(2)               0.55         0.50         0.49         0.48         0.40
Net realized and unrealized
  gain (loss) on investments           0.32        (0.23)       (0.44)        0.48         0.19
Total from investment
  operations                           0.87         0.27         0.05         0.96         0.59
Less distributions
From net investment income            (0.55)       (0.50)       (0.49)       (0.48)       (0.44)
Net asset value, end of period        $9.25        $9.02        $8.58        $9.06        $9.21
Total return(3) (%)                   10.01         2.92(4)      0.64(4)     11.44(4)      6.57(4)

---------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                        $118         $197         $113          $93          $86
Ratio of expenses
  to average net assets (%)            1.85         1.74         1.78         1.75         1.79
Ratio of adjusted expenses
  to average net assets(5) (%)           --         1.79         1.91         1.88         1.92
Ratio of net investment income
  to average net assets (%)            6.05         5.39         5.58         5.41         4.29
Portfolio turnover (%)                  106          161(6)       106           68          110


                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                      5-31-99(7)    5-31-00    5-31-01   5-31-02(1)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------
Net asset value,
  beginning of period               $9.15         $9.02      $8.58      $9.06
Net investment income(2)             0.07          0.49       0.48       0.40
Net realized and unrealized
  gain (loss) on investments        (0.13)        (0.44)      0.48       0.19
Total from investment
  operations                        (0.06)         0.05       0.96       0.59
Less distributions
From net investment income          (0.07)        (0.49)     (0.48)     (0.44)
Net asset value,
  end of period                     $9.02         $8.58      $9.06      $9.21
Total return(3,4) (%)               (0.65)(8)      0.61      11.42       6.57

--------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                        --(9)         --(9)      $2         $7
Ratio of expenses
  to average net assets (%)          1.80(10)      1.80       1.77       1.79
Ratio of adjusted expenses
  to average net assets(5) (%)       1.85(10)      1.93       1.90       1.92
Ratio of net investment income
  to average net assets (%)          5.33(10)      5.56       5.30       4.29
Portfolio turnover (%)                161(6)        106         68        110

(1) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002 was to decrease net investment income per share by $0.04, increase net realized and unrealized gains per share by $0.04 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 5.49%, 4.74% and 4.74% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
(2)  Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Does not take into consideration expense reductions during the periods shown.
(6)  Excludes merger activity.
(7)  Class C shares began operations on 4-1-99.
(8)  Not annualized.
(9)  Less than $500,000.
(10) Annualized.


See notes to financial statements.

NOTES TO STATEMENTS

NOTE A

Accounting policies

John Hancock Government Income Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to earn a high level of current income consistent with preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the year ended May 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2002, the Fund loaned securities having a market value of $173,114,200 collateralized by securities in the amount of $177,806,374.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $150,207,011 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The carryforward expires as follows: May 31, 2002 -- $80,541,776, May 31, 2003 -- $34,312,457, May 31, 2004 -- $5,561,263, May 31,
2005 --$4,339,751, May 31, 2008 -- $12,181,718 and May 31, 2009 -- $13,270,046.
Availability of a certain amount of these loss carryforwards that were acquired on September 15, 1995 and December 4, 1998 in mergers may be limited in a given year. There were no net capital losses attributable to security transactions incurred after October 31, 2001.

Interest and distributions

Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2002, the tax character of distributions paid was as follows: ordinary income $33,790,352. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.65% of the first $200,000,000 of the Fund's average daily net asset value, (b) 0.625% of the next $300,000,000 and (c) 0.60% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser has agreed to limit the management fee to 0.50% of the Fund's average daily net assets, at least until September 30, 2002. Accordingly, the reduction in the management fee amounted to $804,076 for the year ended May 31, 2002.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $510,104 with regard to sales of Class A shares. Of this amount, $34,844 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $306,044 was paid as sales commissions to unrelated broker-dealers and $169,216 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $52,372 with regard to sales of Class C shares. Of this amount, $49,924 was paid as sales commissions to unrelated broker-dealers and $2,448 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2002, CDSCs received by JH Funds amounted to $269,115 for Class B shares and $4,948 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                     YEAR ENDED 5-31-01              YEAR ENDED 5-31-02
                                SHARES           AMOUNT         SHARES           AMOUNT
----------------------------------------------------------------------------------------
CLASS A SHARES
----------------------------------------------------------------------------------------
Sold                        10,015,292      $89,849,562     10,116,834      $93,276,543
Distributions reinvested     2,326,892       20,834,500      2,136,917       19,717,232
Repurchased                (13,719,648)    (122,380,669)   (11,866,565)    (109,186,800)
Net increase (decrease)     (1,377,464)    ($11,696,607)       387,186       $3,806,975

----------------------------------------------------------------------------------------
CLASS B SHARES
----------------------------------------------------------------------------------------
Sold                         4,047,538      $36,645,078      4,970,939      $45,945,588
Distributions reinvested       320,909        2,873,390        271,613        2,506,800
Repurchased                 (7,290,129)     (65,272,367)    (6,190,565)     (57,004,790)
Net decrease                (2,921,682)    ($25,753,899)      (948,013)     ($8,552,402)

----------------------------------------------------------------------------------------
CLASS C SHARES
----------------------------------------------------------------------------------------
Sold                         2,306,228      $20,220,362        744,260       $6,883,016
Distributions reinvested         5,303           47,842         21,018          193,854
Repurchased                 (2,094,129)     (18,267,026)      (283,819)      (2,608,176)
Net increase                   217,402       $2,001,178        481,459       $4,468,694

----------------------------------------------------------------------------------------
NET DECREASE                (4,081,744)    ($35,449,328)       (79,368)       ($276,733)
----------------------------------------------------------------------------------------

NOTE D

Investment transactions

During the year ended May 31, 2002, purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, aggregated $322,425,319 and $376,101,299, respectively, and purchases and proceeds from sales of obligations of the U.S. government aggregated $346,430,391 and $309,086,055, respectively.

The cost of investments owned on May 31, 2002, including short-term investments, for federal income tax purposes was $608,048,293. Gross unrealized appreciation and depreciation of investments aggregated $14,322,737 and $3,698,412, respectively, resulting in net unrealized appreciation of $10,624,325.

NOTE E

Reclassification of accounts

During the year ended May 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $3,230,802, a decrease in distributions in excess of net investment income of $5,154,298 and a decrease in capital paid-in of $1,923,496. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America.

NOTE F

Change in accounting principle

Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $2,396,887 reduction in the cost of investments and a corresponding increase in net unrealized appreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $2,805,575, decrease unrealized appreciation of investments by $461,926 and increase net realized gain on investments by $3,267,501. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

AUDITORS' REPORT

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of John Hancock Government Income Fund of
John Hancock Bond Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock Government Income Fund (the "Fund"), one of the portfolios constituting John Hancock Bond Trust, including the schedule of investments, as of May 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Government Income Fund of John Hancock Bond Trust at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
July 5, 2002

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its taxable year ended May 31, 2002.

None of the 2002 income dividends qualify for the corporate dividends-received deduction.

Shareholders will receive a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                              NUMBER OF
NAME, AGE                                                                     TRUSTEE      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                             OF FUND    FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                             SINCE(1)       BY TRUSTEE
-------------------------------------------------------------------------------------------------------
James F. Carlin(2), Born: 1940                                                1994                   28
-------------------------------------------------------------------------------------------------------
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part
Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995);
Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc.
(since 1996); Director/Treasurer, Rizzo Associates (until 2000); Chairman and CEO, Carlin Consolidated, Inc. (management/investments);
Director/Partner, Proctor Carlin & Co., Inc. (until 1999); Trustee,
Massachusetts Health and Education Tax Exempt Trust; Director of the
following: Uno Restaurant Corp. (until 2001), Arbella Mutual (insurance)
(until 2000), HealthPlan Services, Inc. (until 1999), Flagship Healthcare,
Inc. (until 1999), Carlin Insurance Agency, Inc. (until 1999), Chairman,
Massachusetts Board of Higher Education (until 1999).

-------------------------------------------------------------------------------------------------------
William H. Cunningham, Born: 1944                                             1988                   28
-------------------------------------------------------------------------------------------------------
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of
the following: The University of Texas Investment Management Company (until
2000), Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise Television
Corp. (since 2000), Symtx, Inc. (since 2001), Adorno/Rogers Technology, Inc.
(since 2001), Pinnacle Foods Corporation (since 2000), rateGenius (since
2000); LaQuinta Motor Inns, Inc. (hotel management company) (until 1998),
Jefferson-Pilot Corporation (diversified life insurance company), New
Century Equity Holdings (formerly Billing Concepts) (until 2001), eCertain
(until 2001), ClassMap.com (until 2001), Agile Ventures (until 2001), LBJ
Foundation (until 2000), Golfsmith International, Inc. (until 2000), Metamor
Worldwide (until 2000); AskRed.com (until 2001), Southwest Airlines and
Introgen; Advisory Director, Q Investments; Advisory Director, Chase Bank
(formerly Texas Commerce Bank - Austin).

-------------------------------------------------------------------------------------------------------
Ronald R. Dion, Born: 1946                                                    1998                   28
-------------------------------------------------------------------------------------------------------
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director,
The New England Council and Massachusetts Roundtable; Trustee, North Shore
Medical Center; Director, BJ's Wholesale Club, Inc. and a corporator of the
Eastern Bank; Trustee, Emmanuel College.

-------------------------------------------------------------------------------------------------------
Charles L. Ladner(2), Born: 1938                                              1992                   28
-------------------------------------------------------------------------------------------------------
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retirement community); Senior Vice President and Chief Financial Officer, UGI
Corporation (Public Utility Holding Company) (retired 1998); Vice President and Director for AmeriGas, Inc. (retired 1998); Director of AmeriGas
Partners, L.P. (until 1997)(gas distribution); Director, EnergyNorth, Inc.
(until 1995); Director, Parks and History Association (since 2001).

-------------------------------------------------------------------------------------------------------
Steven Pruchansky, Born: 1944                                                 1992                   28
-------------------------------------------------------------------------------------------------------
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000);
Director and President, Mast Holdings, Inc. (until 2000); Managing Director,
JonJames, LLC (real estate) (since 2001); Director, First Signature Bank &
Trust Company (until 1991); Director, Mast Realty Trust (until 1994);
President, Maxwell Building Corp. (until 1991).

-------------------------------------------------------------------------------------------------------
Norman H. Smith, Born: 1933                                                   1992                   28
-------------------------------------------------------------------------------------------------------
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding General
III Marine Expeditionary Force/3rd Marine Division (retired 1991).

-------------------------------------------------------------------------------------------------------
John P. Toolan(2), Born: 1930                                                 1992                   28
-------------------------------------------------------------------------------------------------------
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free Money
Funds, Inc., Vantage Money Market Funds (mutual funds), The
Inefficient-Market Fund, Inc. (closed-end investment company) and Smith
Barney Trust Company of Florida; Chairman, Smith Barney Trust Company
(retired 1991); Director, Smith Barney, Inc., Mutual Management Company and
Smith Barney Advisers, Inc. (investment advisers) (retired 1991); Senior
Executive Vice President, Director and member of the Executive Committee,
Smith Barney, Harris Upham & Co., Incorporated (investment bankers) (until
1991).

INTERESTED TRUSTEES(3)

NAME, AGE                                                                                     NUMBER OF
POSITION(S) HELD WITH FUND                                                    TRUSTEE      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                             OF FUND    FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                             SINCE(1)       BY TRUSTEE
-------------------------------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                                                  2001                   59
-------------------------------------------------------------------------------------------------------
Trustee
Executive Vice President and Chief Investment Officer, John Hancock
Financial Services, Inc.; Director, Executive Vice President and Chief
Investment Officer, John Hancock Life Insurance Company; Chairman of the
Committee of Finance of John Hancock Life Insurance Company; Director, John
Hancock Subsidiaries, LLC, Hancock Natural Resource Group, Independence
Investment LLC, Independence Fixed Income LLC, John Hancock Advisers, LLC
(the "Adviser") and The Berkeley Financial Group, LLC ("The Berkeley
Group"), John Hancock Funds, LLC ("John Hancock Funds"), Massachusetts
Business Development Corporation; Director, John Hancock Insurance Agency,
Inc. ("Insurance Agency, Inc.") (until 1999) and John Hancock Signature
Services, Inc.("Signature Services") (until 1997).

NAME, AGE                                                                                     NUMBER OF
POSITION(S) HELD WITH FUND                                                    TRUSTEE      JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                             OF FUND    FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                             SINCE(1)       BY TRUSTEE
-------------------------------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                                                   2000                   59
-------------------------------------------------------------------------------------------------------
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John
Hancock Life Insurance Company; Chairman, Director, President and Chief
Executive Officer, the Advisers and The Berkeley Group; Chairman, Director
and Chief Executive Officer, John Hancock Funds; Chairman, Director and
President, Insurance Agency, Inc.; Chairman, Director and Chief Executive
Officer, Sovereign Asset Management Corporation ("SAMCorp."); Director,
Independence Investment LLC, Independence Fixed Income LLC and Signature
Services; Senior Vice President, MassMutual Insurance Co. (until 1999);
Senior Vice President, Connecticut Mutual Insurance Co. (until 1996).

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

NAME, AGE
POSITION(S) HELD WITH FUND                                                                      OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                     OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                 SINCE
-------------------------------------------------------------------------------------------------------
William L. Braman, Born: 1953                                                                      2000
-------------------------------------------------------------------------------------------------------
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John Hancock funds; Director, SAMCorp., Executive Vice President and
Chief Investment Officer, Baring Asset Management, London U.K. (until 2000).

-------------------------------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                                                       2000
-------------------------------------------------------------------------------------------------------
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser,
John Hancock Funds, and The Berkeley Group; Second Vice President and Senior
Associate Controller, Corporate Tax Department, John Hancock Financial
Services, Inc. (until 2001).

-------------------------------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                                        1994
-------------------------------------------------------------------------------------------------------
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the
Adviser and each of the John Hancock funds, John Hancock Funds and The
Berkeley Group; Vice President, Signature Services (until 2000), Director,
Senior Vice President and Secretary, NM Capital.

-------------------------------------------------------------------------------------------------------
William H. King, Born: 1952                                                                        1994
-------------------------------------------------------------------------------------------------------
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the John Hancock funds (until 2001).

-------------------------------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                                                      1994
-------------------------------------------------------------------------------------------------------
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John
Hancock funds; Vice President, John Hancock Funds.

The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.

(1) Each Trustee serves until resignation, retirement age or until his or her successor is elected.
(2)  Member of Audit Committee.
(3) Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY OF FUNDS

============================================================================
Equity                       Balanced Fund
                             Core Equity Fund
                             Focused Equity Fund
                             Growth Trends Fund
                             Large Cap Equity Fund
                             Large Cap Growth Fund
                             Large Cap Spectrum Fund
                             Mid Cap Growth Fund
                             Multi Cap Growth Fund
                             Small Cap Equity Fund
                             Small Cap Growth Fund
                             Sovereign Investors Fund
                             U.S. Global Leaders Growth Fund

============================================================================
Sector                       Biotechnology Fund
                             Financial Industries Fund
                             Health Sciences Fund
                             Real Estate Fund
                             Regional Bank Fund
                             Technology Fund

============================================================================
Income                       Bond Fund
                             Government Income Fund
                             High Income Fund
                             High Yield Bond Fund
                             Investment Grade Bond Fund
                             Strategic Income Fund

============================================================================
International                European Equity Fund
                             Global Fund
                             International Fund
                             Pacific Basin Equities Fund

============================================================================
Tax-Free Income              California Tax-Free Income Fund
                             High Yield Municipal Bond Fund
                             Massachusetts Tax-Free Income Fund
                             New York Tax-Free Income Fund
                             Tax-Free Bond Fund

============================================================================
Money Market                 Money Market Fund
                             U.S. Government Cash Reserve

FOR YOUR INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

HOW TO CONTACT US

On the Internet                     www.jhfunds.com

By regular mail                     John Hancock Signature Services, Inc.
                                    1 John Hancock Way, Suite 1000
                                    Boston, MA 02217-1000

By express mail                     John Hancock Signature Services, Inc.
                                    Attn: Mutual Fund Image Operations
                                    529 Main Street
                                    Charlestown, MA 02129

Customer service representatives    1-800-225-5291

24-hour automated information       1-800-338-8080

TDD line                            1-800-554-6713

      [LOGO](R)
------------------
JOHN HANCOCK FUNDS

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Government Income Fund.

                                                                      5600A 5/02
                                                                            7/02

John Hancock

High Yield
BOND FUND

ANNUAL REPORT

5.31.02

Sign up for electronic delivery at
www.jhancock.com/funds/edelivery


      [LOGO](R)
------------------
JOHN HANCOCK FUNDS

--------------------------------------------------------------------------------
[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]
--------------------------------------------------------------------------------

WELCOME

     Table of contents
===========================
     Your fund at a glance
     page 1
---------------------------
     Manager's report
     page 2
---------------------------
     A look at performance
     page 6
---------------------------
     Growth of $10,000
     page 7
---------------------------
     Fund's investments
     page 8
---------------------------
     Financial statements
     page 22
---------------------------
     Trustees & officers
     page 37
---------------------------
     For your information
     page 41

Dear Fellow Shareholders,

The stock market has done nothing to soothe weary investors in 2002. After two years of losses, the stock market remains bogged down again so far this year. Although the economy appears to be emerging from recession, there are real questions about the strength of the recovery and the prospects for corporate earnings. With added pressures resulting from corporate bankruptcies, accounting questions and Middle East tensions, investors have been slow to shed their skeptical mindset. As a result, the major indexes were either flat or down year to date through May 31, 2002, with the Dow Jones Industrial Average returning -0.22% and the Standard & Poor's 500 Index returning -6.49%. Reflecting the technology and telecommunications sectors' continued woes, the tech-heavy Nasdaq Composite Index was down 17.16% in the first five months.

In this turbulent environment, there have been definite winners and losers. Small-cap and midsize companies have done far better than large caps, and even after a two-year run, value stocks have continued to trump growth. Bonds, which outpaced stocks in the last two years, continued to beat the broader stock market.

The stock market's disappointing performance has certainly put investors' long-term investment perspective to the test. But we urge you to stay the course and stick to the investment plan that you have crafted with your investment professional to meet your financial goals. The most important element involves being well diversified. We believe it is the best way to better withstand the market's short-term swings -- from both an investment and an emotional perspective. If your investments are spread broadly among different asset classes -- stocks, bonds and cash -- and various types of each, you stand a better chance of having at least one part of your portfolio doing well at any given moment.

Although being diversified might not prevent you from suffering losses in tough market conditions, it could help mitigate the decline. And you'll be more ready to capture the returns of a group as it comes back into favor.

Sincerely,

/s/ Maureen R. Ford
-------------------
Maureen R. Ford,
Chairman and Chief Executive Officer

YOUR FUND AT A GLANCE

The Fund seeks high current income, with capital appreciation as a secondary goal. The Fund invests primarily in U.S. and foreign high-yield bonds rated BB/Ba or lower and their unrated equivalents.

Over the last twelve months

o The economy began to recover from recession, but corporate accounting scandals, bankruptcies and Middle East problems kept markets in turmoil.

o    High-yield bonds firmed up in 2002 and outperformed stocks.

o The Fund's overweighted stake in emerging-market bonds, transportation and leisure issues helped it outperform the market and its peers.


--------------------------------------------------------------------------------
[Bar chart with heading "John Hancock High Yield Bond Fund". Under the heading is a note that reads "Fund performance for the year ended May 31, 2002." The chart is scaled in increments of 1% with 0% at the bottom and 4% at the top. The first bar represents the 3.59% total return for Class A. The second bar represents the 2.81% total return for Class B. The third bar represents the 2.81% total return for Class C. A note below the chart reads "Total returns for the Fund are at net asset value with all distributions reinvested."]
--------------------------------------------------------------------------------

Top 10 issuers

2.9%     Northwest Airlines
2.7%     AEI Holding
2.3%     Freeport-McMoRan
2.3%     Amtran
1.9%     Grey Wolf
1.8%     Federative Republic of Brazil
1.7%     Nextel Communications
1.6%     Giant Industries
1.5%     Smurfit-Stone Container
1.4%     Allied Waste North America

As a percentage of net assets on May 31, 2002.

BY ARTHUR N. CALAVRITINOS, CFA, PORTFOLIO MANAGER

John Hancock
High Yield
Bond Fund

MANAGER'S REPORT

High-yield bonds spent a good part of the last 12 months struggling in the midst of a weak economy, rising defaults among high-yield issuers, increased supply and a general lack of demand. As the Fund's fiscal year began in June 2001, the economy had ground to a halt, corporate profits were sagging and fears were growing about the health of many debt-burdened telecommunications companies. It was in this fragile mix that the terrorist attacks of September 11 occurred, pushing the economy into recession and sending stock and bond prices into a free-fall. The new year brought signs that the economy was improving, and high-yield bond prices stopped falling, as investors anticipated that better economic conditions would make it easier for these lower-quality, higher-risk issuers to achieve their business plans and pay their debts.

"High-yield bonds spent
 a good part of the last
 12 months struggling..."

Good economic news, however, was offset by a variety of factors that kept the financial markets volatile and the stock market in negative territory. These included the fall of Enron, several major bankruptcies among telecommunications companies, concerns about corporate accounting and disclosure, and Middle East tensions. In this uncertain environment, investors looked for alternatives to stocks, turning to both safe-haven Treasuries and, to a lesser degree, high-yield bonds whose significant yield advantage over Treasuries began to attract investors despite their greater risk. Even with increased volatility, high-yield bonds outperformed stocks for the year ending May 31, 2002, with the Merrill Lynch High Yield Master II Index returning 0.93%, compared with the -13.84% return of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
[A photo of Arthur Calavritinos flush right next to first paragraph.]
--------------------------------------------------------------------------------

FUND PERFORMANCE

For the year ended May 31, 2002, John Hancock High Yield Bond Fund's Class A, Class B and Class C shares posted total returns of 3.59%, 2.81% and 2.81%, respectively, at net asset value. That compared with the -0.95% return of the average high current yield fund, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

AIRLINES AND LEISURE PAID OFF

Our relative overweighting in transportation issues turned out to be a positive overall. It hurt us immediately after September 11, when airline travel declined precipitously and high-yield bonds issued by airlines got hit hard. We held on, however, confident that the government would intervene on behalf of this vital industry, which is exactly what happened. In fact, in the wake of September 11 we bought some more airline bonds, and they have rebounded nicely since then, including our largest airline investment in Northwest Airlines.

"Our relative overweighting
 in transportation
 issues turned out to be a
 positive overall."

We also took a long-term view of casino bonds, which fell hard after September 11, prompting us to add to our positions in Station Casinos and Mandalay Resort Group. When the "doom and gloom" scenario of empty casinos did not materialize, casino bonds came back and we sold our stake in Station Casinos as it reached our price targets.

OIL AND GAS REBOUNDS; GOLD SHINES

Our oil and gas holdings such as Grey Wolf, a large natural gas driller, held us back in 2001, when concerns abounded of a

--------------------------------------------------------------------------------
[Table at top left-hand side of page entitled "Top five sectors." The first listing is Transportation 14%, the second is Oil & gas 13%, the third Energy 7%, the fourth Leisure 7%, and the fifth Metal 6%.]
--------------------------------------------------------------------------------

worldwide recession. At the time, we added to our stakes in Key Energy stock and Nuevo Energy bonds, and they, along with Grey Wolf, have come roaring back in 2002, as the economy strengthened and demand picked up.

We also had two gold mining companies -- TVX Gold and Echo Bay Mines -- that served us well as the price of gold rose and special situations allowed us to convert our bond holdings in both companies into equity positions, to our advantage. As a result, we locked in some profits and pared our stakes.

EMERGING MARKETS STEADY

Throughout the period, our emerging-market bonds -- both corporate and governments -- were steady performers, and our overweighting versus our peers served us well. Liquidity, or ease

--------------------------------------------------------------------------------
[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 5-31-02." The chart is divided into six sections (from top to left): U.S. corporate bonds 60%, Foreign corporate bonds 17%, Common stock 9%, Preferred stock 6%, Short-term investments & other 6% and Foreign governments 2%.]
--------------------------------------------------------------------------------

of trading, remained better in the emerging-market arena. In addition, as bottom-up investors choosing companies one-by-one, we continue to find that many emerging-market companies have better fundamentals than those of U.S. high-yield companies. While we believe emerging-market bonds have become less risky, their prices still reflect too high a risk premium, so they still have room for price gains.

--------------------------------------------------------------------------------
[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is TVX Gold followed by an up arrow with the phrase "Higher gold prices." The second listing is Station Casinos followed by an up arrow with the phrase "Bonds rebound after 9-11." The third listing is Pegasus Communications followed by a down arrow with the phrase "Uncertainty over lawsuit with GM Hughes."]
--------------------------------------------------------------------------------

CABLE, TELECOM STRUGGLE

One of the best moves we made during the Fund's fiscal year was to remain significantly underweighted in high-priced cable companies and the ailing telecommunications sector. We therefore avoided the debacle of cable company Adelphia -- whose bonds plunged and which verged on bankruptcy following news of large, off-balance-sheet loans the company had made to its owner.

"We are keeping our near-
 term stance cautious."

We didn't escape completely, however. Our long-standing and significant position in satellite TV company Pegasus Communications was hurt by a lawsuit with GM Hughes over satellite usage. Wireless phone company Nextel Communications had its stock and bond prices punished by the market despite good earnings and projected outlook.

OUTLOOK

We are keeping our near-term stance cautious. We believe the markets will continue to be volatile as long as investors remain uncertain about the strength of the economic rebound and the prospects for corporate earnings. In the meantime, we will continue to apply our value-driven strategy, owning companies that are worth the extra risk. We'll sit tight with our current holdings and collect our coupons, providing shareholders with a steady, and high, stream of income while we wait for prices to firm up.


This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. See the prospectus for the risks of investing in high-yield bonds.

(1) Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

A LOOK AT PERFORMANCE

For the period ended May 31, 2002

Two indexes are used for comparison. The Merrill Lynch High Yield Master II Index, Index 1, an index composed of U.S. currency high-yield bonds, issued by U.S. and non-U.S. issuers. Also shown on page 7 is the Lehman Brothers High Yield Bond Index, Index 2, an unmanaged index of high-yield bonds. In the future, the Adviser will compare the Fund's performance only to Index 1, since it more closely represents the Fund's investment strategy.

It is not possible to invest in an index.

                          Class A       Class B       Class C        Index (1)
Inception date            6-30-93      10-26-87        5-1-98           --
-------------------------------------------------------------------------------
Average annual returns with maximum sales charge (POP)
--------------------------------------------------------------------------------
One year                    -1.06%       -1.80%         0.90%         0.93%

Five years                   0.51%        0.45%           --          3.10%

Ten years                      --         5.73%           --          7.26%

Since inception              4.60%          --         -3.44%           --

--------------------------------------------------------------------------------
Cumulative total returns with maximum sales charge (POP)
--------------------------------------------------------------------------------

One year                    -1.06%       -1.80%         0.90%         0.93%

Five years                   2.58%        2.27%           --         16.49%

Ten years                      --        74.50%           --        101.55%

Since inception             49.38%          --        -13.31%           --

--------------------------------------------------------------------------------
SEC 30-day yield as of May 31, 2002
--------------------------------------------------------------------------------
                            11.65%       11.43%        11.27%           --


Performance figures assume all distributions are reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 4.5% and Class C shares of 1%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Prior to May 15, 1995, the maximum applicable sales charge for Class A shares was 4.75%. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost. Index figures do not reflect sales charges and would be lower if they did.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in Class B1 shares for the period indicated. For comparison, we've shown the same investment in the two indexes described on page 6.

--------------------------------------------------------------------------------
Line chart with the heading "GROWTH OF $10,000." Within the chart are three lines. The first line represents Index 1 and is equal to $20,155 as of May 31, 2002. The second line represents Index 2 and is equal to $19,504 as of May 31, 2002. The third line represents the value of the hypothetical $10,000 investment made in the John Hancock High Yield Bond Fund, before sales charge, and is equal to $17,450 as of May 31, 2002.
--------------------------------------------------------------------------------

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class A and Class C shares, respectively, as of May 31, 2002. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

(1) No contingent deferred sales charge applicable.

FINANCIAL STATEMENTS

FUND'S INVESTMENTS

Securities owned by the Fund on May 31, 2002

This schedule is divided into four main categories: bonds, common stocks, preferred stocks, rights and warrants, and short-term investments. The bonds, common stocks and preferred stocks, rights and warrants are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)           VALUE
--------------------------------------------------------------------------------------------------------------------------------
BONDS 79.15%                                                                                                        $657,017,734
--------------------------------------------------------------------------------------------------------------------------------
(Cost $869,763,913)

Agricultural Operations  0.21%                                                                                        $1,703,745
Iowa Select Farms L.P./ISF Finance, Inc.,
  Jr Sec Sub Note, Payment-In-Kind, 12-01-06 (R)                 10.750%            Ca               $2,581            1,703,745

Automobiles/Trucks 1.11%                                                                                               9,238,750
J.B. Poindexter & Co., Inc.,
  Sr Note 05-15-04                                               12.500             B                 9,725            9,238,750

Banks -- United States 0.55%                                                                                            4,590,200
CSBI Capital Trust I,
  Gtd Sub Cap Inc Ser A 06-06-27                                 11.750             B-                3,890            4,590,200

Building 0.85%                                                                                                         7,035,000
Amatek Industries Property Ltd.,
  Sr Sub Note (Australia) 02-15-08                               12.000             B                 4,975            4,975,000
Schuler Homes, Inc.,
  Sr Note 07-15-09                                                9.375             BB                2,000            2,060,000

Business Services -- Misc. 1.58%                                                                                       13,135,580
COMFORCE Operating, Inc.,
  Sr Note Ser B 12-01-07                                         12.000             B3                3,000            1,890,000
MSX International, Inc.,
  Gtd Sr Sub Note 01-15-08                                       11.375             B                 3,500            2,555,000
Muzak LLC/Muzak Finance Corp.,
  Gtd Sr Sub Note 03-15-09                                        9.875             B-                5,337            4,483,080
Sotheby's Holdings, Inc.,
  Note 02-01-09                                                   6.875             B+                4,950            4,207,500

See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)           VALUE
Chemicals 2.61%                                                                                                      $21,674,650
American Pacific Corp.,
  Sr Note 03-01-05                                                9.250%            BB-              $2,970            2,999,700
Applied Extrusion Technologies, Inc.,
  Sr Note 07-01-11                                               10.750             B                 2,950            2,824,625
Huntsman ICI Chemicals LLC,
  Sr Sub Note 07-01-09                                           10.125             B-                2,900            2,668,000
Huntsman ICI Holdings LLC,
  Sr Disc Note 12-31-09                                            Zero             B+               14,020            3,382,325
Trikem S.A.,
  Bond (Brazil) 07-24-07 (R)                                     10.625             BB-              14,000            9,800,000

Computers 0.06%                                                                                                          462,842
Interact Operating Co.,
  Sr Note 08-01-03                                               14.000             CCC+              4,208              462,842

Consumer Products -- Misc.    0.05%                                                                                       446,397
Diamond Brands Operating Corp.,
  Sr Sub Note 04-15-08 (B)                                       10.125             D                 5,000              250,000
Indesco International, Inc.,
  Note 03-08-08 (B)                                              10.000             B-                  196              196,397

Containers 3.33%                                                                                                      27,655,997
Gaylord Container Corp.,
  Sr Sub Note Ser B 02-15-08                                      9.875             BBB               4,515            4,334,400
Kappa Beheer B.V.,
  Sr Sub Bond (Netherlands) 07-15-09                             10.625             B                 3,175            3,492,500
  Sr Sub Bond, Step Coupon (12.50%, 07-15-04)                      Zero             B                 4,400            3,699,897
  (Netherlands) 07-15-09 (A) (E)
Riverwood International Corp.,
  Gtd Sr Sub Note 04-01-08                                       10.875             CCC+              8,980            9,339,200
Vicap S.A. de C.V.,
  Gtd Sr Note (Mexico) 05-15-07                                  11.375             B+                7,000            6,790,000

Cosmetics & Personal Care 0.04%                                                                                          317,500
Global Health Sciences, Inc.,
  Gtd Sr Note 05-01-08 (B)                                       11.000             D                 3,175              317,500

Diversified Operations 0.62%                                                                                           5,178,127
Diamond Holdings Plc,
  Bond (United Kingdom) 02-01-08 #                               10.000             B                 4,950            5,178,127

Electronics 0.13%                                                                                                      1,050,000
UCAR Finance, Inc.,
  Gtd Sr Note 02-15-12 (R)                                       10.250             B                 1,000            1,050,000

Energy 6.90%                                                                                                          57,298,211
AEI Holding Co., Inc.,
  Tranche Loan 09-30-05                                            Zero             CCC+              6,859            8,024,871
  Tranche Loan 09-30-05                                            Zero             CCC+              6,136            7,178,976
  Tranche Loan 12-31-03                                            Zero             CCC+              6,194            7,247,456
AEI Resources LLC/Horizon Financial Corp.,
  Gtd Sr Sec Note 05-09-09                                       11.750             B                 6,391            6,119,766
Great Lakes Carbon Corp.,
  Gtd Sr Sub Note Ser B 05-15-08                                 10.250             B-                7,790            5,453,000


                                              See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)          VALUE
Energy (continued)
P&L Coal Holdings Corp.,
  Sr Sub Note Ser B 05-15-08                                      9.625%            B+               $9,607         $10,183,420
Port Arthur Finance Corp.,
  Gtd Sr Sub Note 01-15-09                                       12.500             BB                9,450          10,773,000
South Point Energy Center LLC/
  Broad River Energy LLC
  Rockgen Energy LLC
  Gtd Sec Lease Oblig 05-30-12 (R)                                8.400             BB                2,727           2,317,722

Finance 1.80%                                                                                                        14,974,250
Capital One Financial Corp.,
  Sr Note 02-01-07                                                8.750             BB+               5,000           5,001,000
Finova Group, Inc.,
  Note 08-15-09                                                   7.500             B2                6,485           2,269,750
Jet Equipment Trust,
  Sr Sub Note Ser 1995-C 05-01-15 (R)                            10.690             B+                3,000           1,800,000
Norse CBO, Ltd.,
  Jr Sub Note 08-13-10 (r)                                         Zero             B-                  750             358,500
PDVSA Finance Ltd.,
  Bond Ser 1998-1E (Venezuela) 11-15-28                           7.500             BBB-              3,000           2,145,000
Qwest Capital Funding, Inc.,
  Gtd Note 02-15-31                                               7.750             BB                5,000           3,400,000

Food 1.97%                                                                                                           16,334,100
Agrilink Foods, Inc.,
  Sr Sub Note 11-01-08                                           11.875             B-                8,400           8,778,000
Dean Foods Co.,
  Sr Note 10-15-17                                                6.900             BB-               5,000           4,255,950
Mastellone Hermanos S.A.,
  Sr Note (Argentina) 04-01-08 (B)                               11.750             D                13,875           2,913,750
RAB Holdings, Inc.,
  Sr Note 05-01-08 (B) (R)                                       13.000             Ca                1,380             386,400

Funeral Services & Related 0.22%                                                                                      1,800,000
Service Corporation International,
  Deb 02-01-13                                                    7.875             BB-               2,000           1,800,000

Government -- Foreign 2.26%                                                                                            18,714,500
Brazil, Federative Republic of,
  Bond (Brazil) 07-26-07                                         11.250             BB-               9,900           8,910,000
  Note (Brazil) 01-11-12                                         11.000             BB-               7,000           5,694,500
Uruguay, Republic of,
  Note (Uruguay) 01-20-12                                         7.625             BB-               6,000           4,110,000

Insurance 0.57%                                                                                                       4,732,250
SIG Capital Trust I,
  Gtd Trust Preferred Security 08-15-27 (B)                       9.500             BB+               5,000             500,000
Willis Corroon Corp.,
  Gtd Sr Sub Note 02-01-09                                        9.000             B+                4,050           4,232,250

Leisure 7.39%                                                                                                        61,371,754
AMC Entertainment, Inc.,
  Sr Sub Note 02-01-11                                            9.500             CCC               6,963           7,032,630


See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)         VALUE
Leisure (continued)
Circus & Eldorado Joint Venture,
  1st Mtg Note 03-01-12 (R)                                      10.125%            B+               $1,000         $1,037,500
Fitzgeralds Gaming Corp.,
  Gtd Sr Sec Note Ser B 12-15-04 (B)                             12.250             Caa1              9,450            661,500
Fox Family Worldwide, Inc.,
  Sr Disc Note, Step Coupon
  (10.25%, 11-15-02) 11-01-07 (A)                                  Zero             A-                8,400          9,009,000
Hockey Co. (The)/Sport Maska, Inc.,
  Unit (Sr Sec Note & Sr Sec Note)
  (Canada) 04-15-09 (R)                                          11.250             B                 3,000          3,045,000
Isle of Capri Casinos, Inc.,
  Sr Sub Note 03-15-12 (R)                                        9.000             B                 3,000          3,135,000
Jacobs Entertainment, Inc.,
  Sr Sec Note 02-01-09 (R)                                       11.875             B                 4,500          4,725,000
Jazz Casino Co. LLC,
  Floating Rate Sr Sec Note 03-31-08                              4.788##           B3                1,116            692,094
Mandalay Resort Group,
  Sr Sub Note Ser B 08-01-07                                     10.250             BB-               4,000          4,350,000
Penn National Gaming, Inc.,
  Sr Sub Note 03-01-08                                           11.125             B-                7,975          8,613,000
Trump Castle Funding, Inc.,
  Mtg Note 11-15-03                                              11.750             Caa3              5,000          4,325,000
Trump Hotels & Casino Resorts Funding, Inc./
  Holdings, L.P.,
  Sr Note 06-15-05                                               15.500             CCC               8,630          6,472,500
Venetian Casino Resort LLC/Las Vegas Sands, Inc.,
  2nd Mtg Note 06-15-10 (R)                                      11.000             B-                2,000          2,075,000
Waterford Gaming LLC/Waterford Gaming
  Financial Corp.,
  Sr Note 03-15-10 (R)                                            9.500             B+                5,001          5,151,030
Wheeling Island Gaming, Inc.,
  Sr Note 12-15-09 (R)                                           10.125             B+                1,000          1,047,500

Machinery 0.16%                                                                                                      1,342,500
Glasstech, Inc.,
  Sr Note Ser B 07-01-04 (B)                                     12.750             D                 4,475          1,342,500

Media 4.93%                                                                                                         40,950,316
Antenna TV S.A.,
  Sr Note (Greece) 07-01-08 (E)                                   9.750             BB-               8,250          6,474,820
CORUS Entertainment, Inc.,
  Sr Sub Note (Canada) 03-01-12 (R)                               8.750             B+                1,700          1,755,250
Grupo Televisa S.A.,
  Note (Mexico) 09-13-11                                          8.000             BBB-              2,000          2,020,000
Innova S. de R.L.,
  Sr Note (Mexico) 04-01-07                                      12.875             B-                9,000          8,460,000
ONO Finance Plc,
  Gtd Sr Note (United Kingdom) 05-01-09 (E)                      13.000             CCC+              2,000            691,395
  Sr Sub Note (United Kingdom) 07-15-10 (E)                      14.000             CCC+              4,950          1,757,451
  Sr Note (United Kingdom) 02-15-11                              14.000             CCC+              1,000            380,000


                                              See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)          VALUE
Media (continued)
Paxson Communications Corp.,
  Gtd Sr Sub Disc Note, Step Coupon
  (12.25%, 01-15-06) 01-15-09 (A)                                  Zero             B-               $8,750          $6,475,000
Pegasus Communications Corp.,
  Sr Note Ser B 08-01-07                                         12.500%            CCC+             11,095           5,103,700
Pegasus Satellite Communications Corp.,
  Sr Sub Disc Note, Step Coupon
  (13.50%, 03-01-04) 03-01-07 (A)                                  Zero             CCC+              1,200             432,000
Sirius Satellite Radio, Inc.,
  Sr Disc Note, Step Coupon
  (15.00%, 12-01-02) 12-01-07 (A)                                  Zero             CCC+              2,990           1,136,200
XM Satellite Radio, Inc.,
  Sr Sec Note 03-15-10                                           14.000             CCC+              9,350           6,264,500

Medical 0.92%                                                                                                         7,623,000
Magellan Health Services, Inc.,
  Sr Sub Note 02-15-08                                            9.000             B-                9,900           7,623,000

Metal 4.87%                                                                                                          40,393,720
Asarco, Inc.,
  Note 02-01-03                                                   7.375             CCC               5,000           3,750,000
Doe Run Resources Corp.,
  Gtd Sr Note Ser B 03-15-03 (B)                                  8.536##           D                 4,975           1,144,250
  Gtd Sr Note Ser B 03-15-05 (B)                                 11.250             D                 7,990           2,077,400
Freeport-McMoRan Copper & Gold, Inc.,
  Sr Note 11-15-06                                                7.500             B-               14,375          12,937,500
  Sr Note 11-15-26                                                7.200             B-                6,331           6,141,070
Golden Northwest Aluminum, Inc.,
  1st Mtg Note 12-15-06                                          12.000             B-                6,475           3,237,500
Great Lakes Acquisition Corp.,
  Sr Disc Deb, Step Coupon
  (13.125%, 05-15-03) 05-15-09 (A)                                 Zero             B-                9,300           3,906,000
Haynes International, Inc.,
  Sr Note 09-01-04                                               11.625             CCC+             10,000           7,200,000

Oil & Gas 9.34%                                                                                                      77,540,387
Comstock Resources, Inc.,
  Gtd Sr Note 05-01-07                                           11.250             B-                9,475           9,854,000
Dresser Industries, Inc.,
  Deb 08-15-96                                                    7.600             A-                7,000           5,466,321
Frontier Oil Corp.,
  Sr Sub Note 11-15-09                                           11.750             B                 6,950           7,384,375
Giant Industries, Inc.,
  Gtd Sr Sub Note 09-01-07                                        9.000             B                 5,810           5,316,150
  Sr Sub Note 11-15-03                                            9.750             B                 3,075           3,051,938
  Sr Sub Note 05-15-12 (R)                                       11.000             B                 5,000           4,650,000
Halliburton Co.,
  Floating Rate Note 07-16-03                                     2.130##           A-                2,000           1,840,000
Key Energy Services, Inc.,
  Sr Sub Note Ser B 01-15-09                                     14.000             B                 7,327           8,572,590
Mariner Energy, Inc.,
  Sr Sub Note Ser B 08-01-06                                     10.500             C                 3,990           3,785,513

See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)          VALUE
Oil & Gas (continued)
Ocean Rig Norway A.S.,
  Gtd Sr Sec Note (Norway) 06-01-08                              10.250%            CCC              $11,295        $10,165,500
Petrobas International Finance Co.,
  Sr Note (Brazil) 07-06-11                                       9.750             Baa1              10,000          9,500,000
Universal Compression, Inc.,
  Sr Disc Note, Step Coupon
  (9.875%, 02-15-03) 02-15-08 (A)                                  Zero             B+                 8,200          7,954,000

Paper & Paper Products 2.70%                                                                                         22,428,294
Advance Agro Capital B.V.,
  Gtd Sr Note (Thailand) 11-15-07                                13.000             CC                 7,000          4,900,000
Alabama River Newsprint Co.,
  Note 04-30-25 (r)                                               7.188             BB                 3,890          3,422,844
APP China Group Ltd.,
  Unit (Sr Disc Note & Warrant)
  (Indonesia) 03-15-10 (B) (R)                                   14.000             D                  9,250          2,312,500
APP Finance (II) Mauritius Ltd.,
  Bond (Indonesia) 12-29-49 (B)                                  12.000             C                  7,500            337,500
APP Finance (VII) Mauritius Ltd.,
  Gtd Note (Indonesia) 04-30-03 (B) (R)                           3.500             CC                   990             79,200
Corporacion Durango S.A. de C.V.,
  Sr Sec Note (Mexico) 08-01-06                                  13.125             B3                 8,875          8,963,750
Indah Kiat Finance Mauritius Ltd.,
  Gtd Sr Note (Indonesia) 07-01-07 (B)                           10.000             D                  6,000          1,260,000
Indah Kiat International Finance Co.,
  Gtd Sec Bond Ser C (Indonesia) 06-15-06 (B)                    12.500             D                  3,500            875,000
Tjiwi Kimia Finance Mauritius Ltd.,
  Gtd Sr Note (Indonesia) 08-01-04 (B)                           10.000             CCC+               1,500            277,500

Printing -- Commercial 0.24%                                                                                           1,980,000
American Color Graphics, Inc.,
  Gtd Sr Sub Note 08-01-05                                       12.750             B-                 2,000          1,980,000

Real Estate Operations 0.29%                                                                                          2,360,538
Choctaw Resort Development Enterprise,
  Sr Note 04-01-09                                                9.250             BB-                1,250          1,303,125
Meritage Corp.,
  Gtd Sr Note 06-01-11                                            9.750             B                  1,000          1,040,000
Signature Resorts, Inc.,
  Conv Sub Note 01-15-07 (B)                                      5.750             D                  6,965             17,413

Retail 1.25%                                                                                                         10,386,045
American Restaurant Group, Inc.,
  Gtd Sr Note 11-01-06                                           11.500             B                  5,494          5,109,420
Imperial Home Decor Group, Inc.,
  Gtd Sr Sub Note 03-15-08 (B)                                   11.000             C                  4,875              4,875
St. John Knits International, Inc.,
  Sr Sub Note 07-01-09                                           12.500             B-                 4,950          5,271,750

Revenue Bonds 0.75%                                                                                                   6,212,900
Capital Trust Agency,
  Rev Bond Seminole Tribe Convention & Resort
Hotel Facil Ser 2002-A 10-01-33                                  10.000             BB                 3,000          3,004,020


                                              See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)         VALUE
Revenue Bonds (continued)
Philadelphia Authority for Industrial Development,
  Spec Facil Rev Bond US Airways Inc. Proj                        7.500%            BB               $8,000         $3,208,880
  05-01-10

Steel 1.54%                                                                                                         12,784,716
Gulf States Steel, Inc. of Alabama,
  1st Mtg Bond 04-15-03 (B)                                      13.500             Caa3             17,750                  2
LTV Corp. (The),
  Gtd Sr Sub Note 11-15-09 (B)                                   11.750             Ca                9,700                970
Metallurg Holdings, Inc.,
  Sr Disc Note, Step Coupon
  (12.75%, 07-15-03) 07-15-08 (A)                                  Zero             CCC+             11,185          5,592,500
Metallurg, Inc.,
  Gtd Sr Note Ser B 12-01-07                                     11.000             B-                4,270          3,971,100
NSM Steel, Inc./NSM Steel Ltd.,
  Gtd Sr Sub Mtg Note Ser B 02-01-08 (B) (R)                     12.250             D                10,175                  1
Oregon Steel CF&I,
  Note 03-31-03 (r)                                               9.500             Ba1               1,647          1,645,143
Sheffield Steel Corp.,
  1st Mtg Note Ser B 12-01-05 (B)                                11.500             D                 5,625          1,575,000

Telecommunications 3.99%                                                                                            33,116,279
CTI Holdings S.A.,
  Sr Note, Step Coupon (11.25%, 04-15-03)
  (Argentina) 04-15-08 (A)                                         Zero             C                 7,925            317,000
Esprit Telecom Group Plc,
  Sr Note (Germany) 06-15-08 # (B)                               11.000             D                 8,080              9,649
Grupo Iusacell S.A. de C.V.,
  Sr Note (Mexico) 12-01-06                                      14.250             B+                5,900          5,487,000
GT Group Telecom, Inc.,
  Unit (Sr Disc Note & Warrant), Step Coupon
  (13.25%, 02-01-05) 02-01-10 (A)                                  Zero             B-                5,750            115,000
Jazztel Plc,
  Sr Note (United Kingdom) 12-15-09 (E)                          13.250             C                 2,200            246,660
McCaw International Ltd.,
  Sr Disc Note, Step Coupon
  (13.00%, 04-15-02) 04-15-07 (A) (B)                              Zero             D                12,300            738,000
Metrocall, Inc.,
  Sr Sub Note 09-15-08 (B)                                       11.000             D                 4,000            600,000
Mobile Telesystems Finance S.A.,
  Gtd Bond (Luxembourg) 12-21-04 (R)                             10.950             B+                7,000          7,175,000
Nextel Communications, Inc.,
  Sr Disc Note, Step Coupon
  (9.75%, 10-31-02) 10-31-07 (A)                                   Zero             B                 2,000          1,285,000
Nextel International, Inc.,
  Sr Note 08-01-10 (B)                                           12.750             D                 4,700            329,000
Nextel Partners, Inc.,
  Sr Disc Note, Step Coupon
  (14.00%, 02-01-04) 02-01-09 (A)                                  Zero             CCC+              1,930            887,800
PTC International Finance B.V.,
  Gtd Sr Sub Disc Note, Step Coupon (10.75%,
  07-01-02) (Netherlands) 07-01-07 (A)                             Zero             B+                2,000          2,040,000

See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)         VALUE

Telecommunications (continued)
PTC International Finance II S.A.,
  Gtd Sr Sub Note (Luxembourg) 12-01-09 (E)                      11.250%            B+               $2,975         $2,946,370
Rural Cellular Corp.,
  Sr Sub Note 01-15-10 (R)                                        9.750             B-                2,000          1,340,000
Sprint Capital Corp.,
  Note 03-15-05 (R)                                               7.900             BBB+              5,000          4,996,050
Versatel Telecom International N.V.,
  Sr Note (Netherlands) 05-15-08                                 13.250             CC                5,375          1,558,750
WorldCom, Inc.,
  Bond 05-15-31                                                   8.250             BB                7,000          3,045,000

Textile 1.16%                                                                                                        9,660,501
Coyne International Enterprises Corp.,
  Sr Sub Note 06-01-08                                           11.250             Ca                5,925          1,185,000
Steel Heddle Group, Inc.,
  Sr Disc Deb, Step Coupon
  (13.75%, 06-01-03) 06-01-09 (A) (B)                              Zero             Caa2              4,700                  0
Steel Heddle Manufacturing Co.,
  Gtd Sr Sub Note Ser B 06-01-08 (B)                             10.625             Caa1              5,950                  1
Tropical Sportswear International Corp.,
  Sr Sub Note Ser A 06-15-08                                     11.000             B-                4,700          4,911,500
William Carter Co. (The),
  Sr Sub Note 08-15-11                                           10.875             B-                3,300          3,564,000

Transportation 11.65%                                                                                               96,729,239
Alaska Airlines, Inc.,
  Equip Trust Cert Ser A   04-12-10                               9.500             BBB-              1,923          1,936,530
  Equip Trust Cert Ser D   04-12-12                               9.500             BBB-              3,390          3,231,174
Amtran, Inc.,
  Gtd Sr Note 12-15-05                                            9.625             CCC               9,025          6,926,688
  Sr Note 08-01-04                                               10.500             CCC              14,950         11,960,000
Cenargo International Plc,
  1st Mtg Note (United Kingdom) 06-15-08                          9.750             B+                3,980          3,422,800
CHC Helicopter Corp.,
  Sr Sub Note (Canada) 07-15-07 (E)                              11.750             B                 5,722          5,994,387
Delta Air Lines, Inc.,
  Deb 05-15-21                                                    9.750             BB                2,400          2,352,000
Fine Air Services, Inc.,
  Sr Note 06-01-08 (B)                                            9.875             Caa1              8,290             10,363
MRS Logistica S.A.,
  Bond Ser B (Brazil) 08-15-05 (R)                               10.625             B                 7,000          6,580,000
North American Van Lines, Inc.,
  Sr Sub Note 12-01-09 (R)                                       13.375             B-               10,200         10,812,000
Northwest Airlines, Inc.,
  Gtd Note 03-15-07                                               8.700             B+                7,900          7,189,000
  Gtd Sr Note 03-15-07                                            9.875             B+                4,000          3,980,000
NWA Trust,
  Note Ser C 12-21-12                                            11.300             BBB+              4,818          4,722,092
Pacer International, Inc.,
  Sr Sub Note 06-01-07                                           11.750             B-                4,950          4,851,000


                                              See notes to financial statements.

ISSUER, DESCRIPTION,                                             INTEREST         CREDIT          PAR VALUE
MATURITY DATE                                                    RATE             RATING*         (000s OMITTED)        VALUE
Transportation (continued)
Pacific & Atlantic Holdings, Inc.,
  Sr Sec Note (Greece) 12-31-07 (R)                              10.500%            Caa2             $1,401          $630,329
Piedmont Aviation, Inc.,
  Equip Trust Cert Ser H 05-08-04                                 9.800             B2                  250           199,008
TFM S.A. de C.V.,
  Gtd Sr Disc Note, Step Coupon (11.750%,
  06-15-02) (Mexico) 06-15-09 (A)                                  Zero             BB-               2,310         2,119,425
Ultralpetrol (Bahamas) Ltd.,
  1st Mtg Pfd Ship Note 04-01-08                                 10.500             BB-               2,250         1,755,000
United Air Lines, Inc.
  Deb Ser A 05-01-04                                             10.670             B-                1,400         1,120,000
  Pass Thru Ctf Ser 2000-A2 07-01-10                              7.730             AA-               5,275         4,882,487
  Equip Trust Ctf Ser 1991-D 11-20-12                            10.360             BB                2,500         1,750,000
US Airways, Inc.,
  Equip Trust Ctf Ser 1988-I 01-01-05                            10.800             B                   400           312,648
  Pass Thru Ctf Ser 1990-A1 03-19-05                             11.200             B                   637           420,594
  Pass Thru Ctf Ser 1993-A2 09-01-03                              9.625             B                 1,665         1,132,200
  Pass Thru Ctf Ser 1993-A3 03-01-13                             10.375             B                 9,925         6,153,500
  Pass Thru Ctf Ser B 11-15-04                                    9.360             BB                2,437         1,706,014
World Airways, Inc.,
  Conv Sr Sub Deb 08-26-04 (R)                                    8.000             B-                2,000           580,000

Utilities 1.40%                                                                                                    11,580,696
AES Corp.,
  Sr Note 06-01-09                                                9.500             BB                2,650         2,027,250
  Sr Sub Note 07-15-06                                           10.250             B+                4,250         2,805,000
Monterrey Power S.A. de C.V.,
  Sr Sec Bond (Mexico) 11-15-09 (R)                               9.625             BBB-              6,249         6,748,446

Waste Disposal Service & Equip.  1.71%                                                                             14,214,750
Allied Waste North America, Inc.,
  Sr Sub Note Ser B 08-01-09                                     10.000             B+               11,875        11,993,750
Synagro Technologies, Inc.,
  Sr Sub Note 04-01-09 (R)                                        9.500             B                 1,000         1,030,000
Waste Systems International, Inc.,
  Gtd Sr Note 01-15-06 (B)                                       11.500             C                 1,985         1,191,000

                                                                                                  NUMBER
ISSUER, DESCRIPTION                                                                               OF SHARES             VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 9.20%                                                                                               $76,401,089
-----------------------------------------------------------------------------------------------------------------------------
(Cost $139,409,238)

Chemicals 0.26%                                                                                                     2,144,949
American Pacific Corp.**                                                                           200,500          2,144,949

Consumer Products-- Misc.    0.12%                                                                                  1,007,037
Indesco International, Inc.**                                                                      168,966          1,007,037

Energy 0.54%                                                                                                        4,483,000
Horizon Natural Resources Co.**                                                                    378,178          4,483,000


See notes to financial statements.

                                                                                                  NUMBER
ISSUER, DESCRIPTION                                                                               OF SHARES             VALUE
Engineering/R&D Services 0.04%                                                                                       $286,821
Kaiser Group Holdings, Inc.**                                                                         81,949          286,821

Leisure 0.00%                                                                                                           1,568
Fitzgeralds Gaming Corp. (B)                                                                         156,752            1,568

Media 0.05%                                                                                                           442,197
Pegasus Communications Corp.**                                                                       313,615          442,197

Metal 1.52%                                                                                                        12,638,760
Echo Bay Mines Ltd. (Canada)**                                                                     3,322,625        4,252,960
Haynes Holdings, Inc.**                                                                               67,938              679
TVX Gold, Inc. (Canada) #**                                                                        7,908,929        8,385,121

Oil & Gas 3.53%                                                                                                    29,310,925
Chesapeake Energy Corp.**                                                                          1,150,000        8,648,000
Grey Wolf, Inc.**                                                                                  3,500,650       15,752,925
Hugoton Royalty Trust                                                                                200,000        2,160,000
Key Energy Services, Inc.**                                                                          250,000        2,750,000

Real Estate Operations 0.14%                                                                                        1,117,753
Anthracite Capital, Inc. (r)                                                                          85,981        1,117,753

Retail 0.40%                                                                                                        3,319,295
Decorative Home Accents, Inc.**                                                                        1,000                1
Farm Fresh Holdings Corp. (Class B)**                                                                  1,000               10
Pathmark Stores, Inc.**                                                                               88,778        1,993,954
Samuels Jewelers, Inc.**                                                                             300,000           19,500
SpinCycle, Inc.**                                                                                    101,542        1,305,830

Steel 0.00%                                                                                                               500
Sheffield Steel Corp.**                                                                                  500              500

Telecommunications 0.00%                                                                                                    8
International Wireless Communications Holdings, Inc.                                                 795,269                8

Textile 0.00%                                                                                                               2
Willcox & Gibbs, Inc.**                                                                              229,554                2

Transportation 2.39%                                                                                               19,866,874
AMR Corp.**                                                                                          250,000        5,237,500
KLM Royal Dutch Airlines N.V. (Netherlands)                                                          107,625        1,454,014
Northwest Airlines Corp.**                                                                           788,000       13,175,360

Utilities 0.21%                                                                                                      1,777,000
Aquila, Inc.                                                                                         100,000         1,295,000
Calpine Corp.**                                                                                       50,000           482,000

Waste Disposal Service & Equip. 0.00%                                                                                    4,400
Waste Systems International, Inc. (B)                                                                800,000             4,400

                                              See notes to financial statements.

                                                                                              NUMBER OF
                                                                                              SHARES, RIGHTS
ISSUER, DESCRIPTION                                                                           OR WARRANTS                VALUE
------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS, RIGHTS AND WARRANTS 6.45%                                                                        $53,571,322
------------------------------------------------------------------------------------------------------------------------------
Cost ($90,490,614)

Chemicals 0.29%                                                                                                     $2,385,000
Hercules Trust I, 9.42%, Preferred Stock                                                         100,000             2,385,000
Sterling Chemicals Holdings, Warrant**                                                             1,000                     0

Computers 0.00%                                                                                                              0
Inter-Act Electronic Marketing, Inc., 14.00%, Conv, Preferred Stock                                6,000                     0
Inter-Act Electronic Marketing, Inc., Warrant**                                                    6,000                     0
Interact Systems, Inc., Warrant**                                                                  6,000                     0

Electronics 0.00%                                                                                                            0
Electronic Retailing Systems International, Inc., Warrant**                                        1,000                     0

Engineering/R&D Services 0.26%                                                                                       2,193,678
Kaiser Group Holdings, Inc., 7.00%, Ser 1, Preferred Stock                                        68,021             2,193,677
Kaiser Group Holdings, Inc., Right**                                                              68,021                     1

Finance 0.32%                                                                                                        2,677,200
Fuji JGB Investment LLC, 9.87%, Ser A, Preferred Stock (Japan)(R)                                  3,000             2,477,280
NVP Capital I, 8.20%, Ser A, Preferred Stock                                                      10,200               199,920

Leisure 0.02%                                                                                                          125,000
Fitzgeralds Gaming Corp., Preferred Stock (B)                                                    125,000               125,000

Machinery 0.00%                                                                                                              0
Glasstech, Inc., Warrant**                                                                         2,000                     0

Manufacturing 0.00%                                                                                                     14,046
HF Holdings, Inc., Warrant**                                                                      28,092                14,046

Media 1.21%                                                                                                         10,042,556
Granite Broadcasting Corp., 12.75%, Payment-In-Kind, Preferred Stock                              11,710             7,845,700
ONO Finance Plc, Warrant (United Kingdom) (R)**                                                    7,150                   894
Pegasus Communications Corp., 6.50%, Ser C, Conv, Preferred Stock                                 25,000               287,500
Pegasus Satellite Communications, Inc., 12.75%, Ser AI, Preferred Stock                            1,831               732,400
Shaw Communications, Inc., 8.45%, Ser A, Preferred Stock (Canada)                                 49,600             1,103,600
XM Satellite Radio Holdings, Inc., Warrant (R)**                                                   9,350                72,462

Oil & Gas 0.00%                                                                                                          9,276
Chesapeake Energy Corp., Warrant**                                                                17,011                 9,276

Paper & Paper Products 2.32%                                                                                        19,248,835
Asia Pulp & Paper Co. Ltd., Warrant (R)**                                                          9,250                    93
Smurfit-Stone Container Corp., 7.00%, Ser A, Preferred Stock                                     612,400            12,737,920
TimberWest Forest Corp., Unit (Common & Preferred Shares) (Canada)                               751,400             6,510,822

Real Estate Operations 0.16%                                                                                         1,340,000
Anthracite Capital, Inc., Preferred Stock (r)                                                     67,000             1,340,000

Retail 0.05%                                                                                                           436,540
Hills Stores Co., Warrant**                                                                   10,482,000                   105
Pathmark Stores, Inc., Warrant**                                                                  62,796               436,432
Samuels Jewelers, Inc., Warrant**                                                                  2,612                     3

Steel 0.00%                                                                                                              1,179
Geneva Steel Co., 14.00%, Ser B, Preferred Stock (B)                                              10,000                 1,000
Nakornthai Strip Mill Plc, Warrant (Thailand)(R)**                                             9,591,354                    96
Republic Technologies International LLC, Warrant (R)**                                             8,300                    83

See notes to financial statements.

                                                                                              NUMBER OF
                                                                                              SHARES, RIGHTS
ISSUER, DESCRIPTION                                                                           OR WARRANTS                VALUE
------------------------------------------------------------------------------------------------------------------------------
Telecommunications 1.74%                                                                                           $14,463,783
Cybernet Internet Services International, Inc., Warrant**                                         4,000                     40
McCaw International Ltd., Warrant**                                                              10,050                 12,563
Nextel Communications, Inc., 13.00%, Payment-In-Kind,
  Ser D, Preferred Stock                                                                         29,305             13,187,250
Rural Cellular Corp., 12.25%, Payment-In-Kind, Preferred Stock                                    4,213              1,263,900
Startec Global Communications Corp., Warrant**                                                    3,000                     30

Transportation 0.05%                                                                                                   383,440
Pacific & Atlantic Holdings, Inc., 7.50%, Preferred Stock (Greece)                               76,688                383,440

Utilities 0.03%                                                                                                        250,400
TECO Energy, Inc., 9.50%, Conv, Preferred Stock                                                  10,000                250,400

Waste Disposal & Equip. 0.00%                                                                                              389
Waste Systems International, Inc., 8.00%, Ser E, Preferred Stock (B)                              9,086                     91
Waste Systems International, Inc., Warrant (B) (R)**                                             29,775                    298

ISSUER, DESCRIPTION,                                                           INTEREST       PAR VALUE
MATURITY DATE                                                                  RATE           (000s OMITTED)             VALUE
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 2.86%                                                                                       $23,735,000
------------------------------------------------------------------------------------------------------------------------------
(Cost $23,735,000)

Joint Repurchase Agreement 2.86%
Investment in a joint repurchase agreement transaction
  with Barclays Capital, Inc.-- Dated 05-31-02, due 06-03-02
  (Secured by U.S. Treasury Inflation Indexed Note, 3.875%
  due 01-15-09)                                                                 1.77%           $23,735             23,735,000

------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS  97.66%                                                                                         $810,725,145
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET  2.34%                                                                           $19,402,567
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS  100.00%                                                                                         $830,127,712
------------------------------------------------------------------------------------------------------------------------------

  * Credit ratings are unaudited and are rated by Moody's Investor Services or John Hancock Advisers, LLC, where Standard and Poor's ratings are not available.

 ** Non-income producing security.

  # Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

 ## Represents rate in effect on May 31, 2002.

(A) Cash interest will be paid on this obligation at the stated rate beginning on the stated date.

(B) Non-income producing issuer filed for protection under Federal Bankruptcy Code or is in default of interest payment.

(E) Parenthetical disclosure of a country in the security description represents country of issuer; however, security is euro-denominated.

(R) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $88,513,879, or 10.66% of net assets, as of May 31, 2002.

                                              See notes to financial statements.

(r) Direct placement securities are restricted as to resale. They have been valued in accordance with procedures approved by the Trustees after consideration of restrictions as to resale, financial condition and prospects of the issuer, general market conditions and pertinent information in accordance with the Fund's by-laws and the Investment Company Act of 1940, as amended. The Fund has limited rights to registration under the Securities Act of 1933 with respect to these restricted securities.

    Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, the security is U.S.-dollar-denominated, unless indicated otherwise.

    Additional information on these securities is as follows:

                                                                    VALUE AS A
                                                                    PERCENTAGE
                                ACQUISITION       ACQUISITION       OF FUND'S         VALUE AT
ISSUER, DESCRIPTION             DATE              COST              NET ASSETS        MAY 31, 2002
--------------------------------------------------------------------------------------------------
Alabama River Newsprint Co.       04-14-98        $3,885,275           0.41%           $3,422,844
Anthracite Capital, Inc.,
  common stock                    05-15-00           580,372           0.13             1,117,753
Anthracite Capital, Inc.,
  preferred stock                 05-15-00         1,139,000           0.16             1,340,000
Norse CBO, Ltd.                   08-04-98           750,000           0.04               358,500
Oregon Steel CF&I                 05-14-98         1,632,773           0.20             1,645,143

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

FINANCIAL  STATEMENTS


PORTFOLIO CONCENTRATION

Securities owned by the Fund on May 31, 2002

These tables show the percentages of the Fund's investments aggregated by various countries and the concentration of investments aggregated by the quality rating for each debt security.

                                        VALUE AS A PERCENTAGE
COUNTRY DIVERSIFICATION                         OF NET ASSETS
-------------------------------------------------------------
Argentina                                               0.39%
Australia                                               0.60
Brazil                                                  4.88
Canada                                                  3.74
Germany                                                 0.00
Greece                                                  0.90
Indonesia                                               0.62
Japan                                                   0.30
Luxembourg                                              1.22
Mexico                                                  4.89
Netherlands                                             1.48
Norway                                                  1.22
Thailand                                                0.59
United Kingdom                                          1.41
United States                                          74.66
Uruguay                                                 0.50
Venezuela                                               0.26
Total investments                                      97.66%


QUALITY DISTRIBUTION
-------------------------------------------------------------
AA                                                      0.59%
A                                                       1.97
BBB                                                     4.77
BB                                                     12.02
B                                                      42.29
CCC                                                    13.72
CC                                                      1.18
C                                                       0.71
D                                                       1.90
Total bonds                                            79.15%


                                              See notes to financial statements.

FINANCIAL STATEMENTS


ASSETS AND
LIABILITIES

May 31, 2002

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes. You'll also find the net asset value and the maximum offering price per share.

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments at value (cost $1,123,398,765)                         $810,725,145
Cash                                                                    273,386
Foreign cash at value (cost $3,352,358)                               3,340,455
Receivable for investments sold                                       7,485,322
Receivable for shares sold                                            2,322,600
Receivable for forward foreign currency exchange contracts               98,651
Dividends and interest receivable                                    22,792,170
Other assets                                                            147,088
Total assets                                                        847,184,817

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                    13,951,935
Payable for shares repurchased                                          525,348
Payable for forward foreign currency exchange contracts               1,505,647
Dividends payable                                                       208,386
Payable to affiliates                                                   600,847
Other payables and accrued expenses                                     264,942
Total liabilities                                                    17,057,105

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Capital paid-in                                                   1,325,173,775
Accumulated realized loss on investments
  and foreign currency transactions                                (180,614,336)
Net unrealized depreciation of investments
  and translation of assets and liabilities
  in foreign currencies                                            (314,033,215)
Distributions in excess of net investment income                       (398,512)
Net assets                                                         $830,127,712

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Based on net asset values and shares outstanding
Class A ($253,979,835 / 53,824,885 shares)                                $4.72
Class B ($515,381,012 / 109,229,349 shares)                               $4.72
Class C ($60,766,865 / 12,876,939 shares)                                 $4.72

--------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE
--------------------------------------------------------------------------------
Class A1 ($4.72 / 95.5%)                                                  $4.94
Class C ($4.72 / 99%)                                                     $4.77


(1) On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements.

FINANCIAL STATEMENTS


OPERATIONS

For the year ended May 31, 2002

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest (including securities lending income
  of $86,315 and net of foreign withholding
  taxes of $37,483)                                                 $74,890,996
Dividends                                                             7,911,638

Total investment income                                              82,802,634

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment management fee                                             3,952,356
Class A distribution and service fee                                    534,207
Class B distribution and service fee                                  5,071,351
Class C distribution and service fee                                    415,280
Transfer agent fee                                                    1,315,708
Custodian fee                                                           169,479
Accounting and legal services fee                                       160,303
Registration and filing fee                                              46,638
Auditing fee                                                             42,700
Legal fee                                                                41,217
Trustees' fee                                                            35,680
Printing                                                                 34,677
Miscellaneous                                                            34,216
Interest expense                                                          1,047

Total expenses                                                       11,854,859

Net investment income                                                70,947,775

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized loss on
Investments                                                         (38,313,331)
Foreign currency transactions                                          (518,914)

Change in net unrealized appreciation (depreciation) of
Investments                                                          (8,494,944)
Translation of assets and liabilities in foreign currencies          (2,859,417)

Net realized and unrealized loss                                    (50,186,606)

Increase in net assets from operations                              $20,761,169


                                              See notes to financial statements.

FINANCIAL STATEMENTS

CHANGES IN
NET ASSETS

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, if any, and any increase or decrease in money shareholders invested in the Fund.

                                                    YEAR                   YEAR
                                                    ENDED                 ENDED
                                                    5-31-01             5-31-02
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
--------------------------------------------------------------------------------
From operations
Net investment income                               $94,964,057     $70,947,775
Net realized loss                                   (92,112,699)    (38,832,245)
Change in net unrealized
  appreciation (depreciation)                       (25,041,795)    (11,354,361)
Increase (decrease) in net assets
  resulting from operations                         (22,190,437)     20,761,169

Distributions to shareholders
From net investment income
Class A                                             (26,975,715)    (24,370,099)
Class B                                             (69,270,230)    (54,190,373)
Class C                                              (3,591,439)     (4,400,426)

                                                    (99,837,384)    (82,960,898)

From fund share transactions                          4,790,189      53,266,015

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 956,299,058     839,061,426
End of period(1)                                   $839,061,426    $830,127,712


(1) Includes undistributed (distributions in excess of) net investment income of $10,616,544 and ($398,512), respectively.


See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS A SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                5-31-98      5-31-99     5-31-00      5-31-01     5-31-02(1)
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $7.87        $8.26       $6.57        $5.87       $5.11
Net investment income(2)                       0.78         0.75        0.72         0.65        0.47
Net realized and unrealized
  gain (loss) on investments                   0.51        (1.59)      (0.70)       (0.76)      (0.32)
Total from
  investment operations                        1.29        (0.84)       0.02        (0.11)       0.15
Less distributions
From net investment income                    (0.78)       (0.75)      (0.72)       (0.65)      (0.54)
From net realized gain                        (0.12)       (0.10)         --           --          --
                                              (0.90)       (0.85)      (0.72)       (0.65)      (0.54)
Net asset value,
  end of period                               $8.26        $6.57       $5.87        $5.11       $4.72
Total return(3) (%)                           17.03        (9.85)       0.15        (1.82)       3.59

--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                $273         $285        $238         $228        $254
Ratio of expenses
  to average net assets (%)                    0.97         0.98        0.99         0.99        1.02
Ratio of net investment income
  to average net assets (%)                    9.33        10.94       11.36        10.87        9.85
Portfolio turnover (%)                          100           56          49           57          69

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS B SHARES

PERIOD ENDED                                5-31-98      5-31-99     5-31-00      5-31-01     5-31-02(1)
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $7.87        $8.26       $6.57       $5.87       $5.11
Net investment income(2)                       0.71         0.70        0.67        0.61        0.43
Net realized and unrealized
  gain (loss) on investments                   0.51        (1.59)      (0.70)      (0.76)      (0.32)
Total from
  investment operations                        1.22        (0.89)      (0.03)      (0.15)       0.11
Less distributions
From net investment income                    (0.71)       (0.70)      (0.67)      (0.61)      (0.50)
From net realized gain                        (0.12)       (0.10)         --          --          --
                                              (0.83)       (0.80)      (0.67)      (0.61)      (0.50)
Net asset value,
  end of period                               $8.26        $6.57       $5.87       $5.11       $4.72
Total return(3) (%)                           16.16       (10.54)       0.61       (2.51)       2.81

--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                $798         $835        $691        $571        $515
Ratio of expenses
  to average net assets (%)                    1.72         1.73        1.74        1.68        1.77
Ratio of net investment income
  to average net assets (%)                    8.62        10.20       10.61       10.87        9.10
Portfolio turnover (%)                          100           56          49          57          69

See notes to financial statements.

FINANCIAL HIGHLIGHTS

CLASS C SHARES

PERIOD ENDED                                5-31-98(4)   5-31-99     5-31-00      5-31-01     5-31-02(1)
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                         $8.45        $8.26       $6.57       $5.87        $5.11
Net investment income(2)                       0.06         0.70        0.67        0.61         0.43
Net realized and unrealized
  loss on investments                         (0.19)       (1.59)      (0.70)      (0.76)       (0.32)
Total from
  investment operations                       (0.13)       (0.89)      (0.03)      (0.15)        0.11
Less distributions
From net investment income                    (0.06)       (0.70)      (0.67)      (0.61)       (0.50)
From net realized gain                           --        (0.10)         --          --           --
                                              (0.06)       (0.80)      (0.67)      (0.61)       (0.50)
Net asset value,
  end of period                               $8.26        $6.57       $5.87       $5.11        $4.72
Total return(3) (%)                           (1.59)(5)   (10.54)      (0.61)      (2.57)        2.81

--------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------
Net assets, end of period
  (in millions)                                  $3          $29         $27         $40          $61
Ratio of expenses
  to average net assets (%)                    1.72(6)      1.73        1.74        1.74         1.77
Ratio of net investment income
  to average net assets (%)                    6.70(6)     10.20       10.61       10.87         9.10
Portfolio turnover (%)                          100           56          49          57           69


(1) As required, effective June 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The effect of this change on per share amounts for the year ended May 31, 2002 was to decrease net investment income per share by $0.01, decrease net realized and unrealized losses per share by $0.01 and, had the Fund not made these changes to amortization and accretion, the annualized ratio of net investment income to average net assets would have been 10.16%, 9.41% and 9.41% for Class A, Class B and Class C shares, respectively. Per share ratios and supplemental data for periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
(2) Based on the average of the shares outstanding at the end of each month.
(3) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(4) Class C shares began operations on 5-1-98.
(5) Not annualized.
(6) Annualized.

                                              See notes to financial statements.

NOTES TO STATEMENTS

NOTE A

Accounting policies

John Hancock High Yield Bond Fund (the "Fund") is a diversified series of John Hancock Bond Trust, an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek high current income.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available, or the value has been materially affected by events occurring after the closing of a foreign market, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign currency translation" below.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The

Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Foreign currency translation

All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain (loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

Discount and premium on securities

The Fund accretes discount and amortizes premium from par value on securities from either the date of issue or the date of purchase over the life of the security.

Class allocations

Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The average daily loan balance during the period for which loans were outstanding amounted to $2,059,000, and the weighted average interest rate was 4.64%. Interest expense includes $1,047 paid under the line of credit. There was no outstanding borrowing under the line of credit on May 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On May 31, 2002, the Fund loaned securities having a market value of $43,455,996 collateralized by securities in the amount of $44,896,493.

Forward foreign currency exchange contracts

The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency exchange contract is closed out. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's statement of assets and liabilities.

The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency-denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

The Fund had the following open forward foreign currency exchange contracts on May 31, 2002:

-------------------------------------------------------------------------------
                                                                    UNREALIZED
                         PRINCIPAL AMOUNT        EXPIRATION       APPRECIATION
CURRENCY                 COVERED BY CONTRACT     MONTH           (DEPRECIATION)
-------------------------------------------------------------------------------
BUYS
Euro                     3,750,000               JUN 02                $88,048

SELLS
Euro                     3,750,000               JUN 02              ($230,216)
Euro                     3,439,665               JUN 02                 10,603
Euro                     20,253,000              JUL 02               (949,171)
Euro                     8,600,000               AUG 02               (290,695)
British Pound Sterling   3,700,000               AUG 02                (35,565)
                                                                   ($1,495,044)
-------------------------------------------------------------------------------

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $167,442,092 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforward is used by the Fund, no capital gain distribution will be made. The Fund's carryforward expires as follows: May 31, 2007- $21,790,325, May 31, 2008-$14,048,332, May 31, 2009-$19,043,883, and May
31, 2010 -$112,559,552. Additionally, net capital losses of $11,958,043 that are attributable to security transactions incurred after October 31, 2001 are treated as arising on June 1, 2002, the first day of the Fund's next taxable year.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. The Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of interest has become doubtful. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. The Fund's net investment income is declared daily as dividends to shareholders of record as of the close of business on the preceding day, and distributed monthly. During the year ended May 31, 2002, the tax character of distributions paid was as follows: ordinary income $82,960,898. Distributions paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

As of May 31, 2002, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund's average daily net asset value, (b) 0.5625% of the next $75,000,000 and (c) 0.50% of the Fund's average daily net asset value in excess of $150,000,000.

The Fund has Distribution Plans with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. The Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940 to reimburse JH Funds for the services it provides as distributor of shares of the Fund. Accordingly, the Fund makes monthly payments to JH Funds at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

Class A and Class C shares are assessed up-front sales charges. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $881,445 with regard to sales of Class A shares. Of this amount, $77,807 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $738,300 was paid as sales commissions to unrelated broker-dealers and $65,338 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors. During the year ended May 31, 2002, JH Funds received net up-front sales charges of $270,473 with regard to sales of Class C shares. Of this amount, $269,012 was paid as sales commissions to unrelated broker-dealers and $1,461 was paid as sales commissions to sales personnel of Signator Investors.

Class B shares that are redeemed within six years of purchase are subject to a contingent deferred sales charge ("CDSC") at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSCs are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution-related services to the Fund in connection with the sale of Class B and Class C shares. During the year ended May 31, 2002, CDSCs received by JH Funds amounted to $1,622,853 for Class B shares and $18,970 for Class C shares.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee based on the number of shareholder accounts, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                         YEAR ENDED 5-31-01                  YEAR ENDED 5-31-02
                                   SHARES            AMOUNT            SHARES            AMOUNT
------------------------------------------------------------------------------------------------
CLASS A SHARES
------------------------------------------------------------------------------------------------
Sold                           21,668,892      $117,008,670        41,107,125      $192,344,071
Distributions reinvested        2,324,637        12,522,774         2,460,310        11,535,132
Repurchased                   (19,822,610)     (108,160,352)      (34,390,625)     (162,431,343)
Net increase                    4,170,919       $21,371,092         9,176,810       $41,447,860

------------------------------------------------------------------------------------------------
CLASS B SHARES
------------------------------------------------------------------------------------------------
Sold                           24,755,819      $133,912,433        21,475,594      $101,109,159
Distributions reinvested        3,866,643        20,820,872         3,616,267        16,928,972
Repurchased                   (34,545,071)     (187,889,741)      (27,704,392)     (130,377,788)
Net decrease                   (5,922,609)     ($33,156,436)       (2,612,531)     ($12,339,657)

------------------------------------------------------------------------------------------------
CLASS C SHARES
------------------------------------------------------------------------------------------------
Sold                            8,262,326       $44,653,261         8,481,191       $40,025,795
Distributions reinvested          260,001         1,393,512           351,969         1,650,447
Repurchased                    (5,409,048)      (29,471,240)       (3,728,157)      (17,518,430)
Net increase                    3,113,279       $16,575,533         5,105,003       $24,157,812

------------------------------------------------------------------------------------------------
NET INCREASE                    1,361,589        $4,790,189        11,669,282       $53,266,015
------------------------------------------------------------------------------------------------

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the year ended May 31, 2002, aggregated $530,915,924 and $491,972,331, respectively.

The cost of investments owned on May 31, 2002, including short-term investments, for federal income tax purposes was $1,128,223,802. Gross unrealized appreciation and depreciation of investments aggregated $40,831,059 and $358,329,716, respectively, resulting in net unrealized depreciation of $317,498,657. The difference between book basis and tax basis net unrealized depreciation of investments is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on certain forward foreign currency contracts and amortization of premiums on debt securities.

NOTE E

Reclassification of accounts

During the year ended May 31, 2002, the Fund reclassified amounts to reflect an increase in accumulated net realized loss on investments of $1,267,255, a decrease in distributions in excess of net investment income of $5,445,615 and a decrease in capital paid-in of $4,178,360. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary difference, as of May 31, 2002. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of foreign currency gains and losses in the computation of distributable income and capital gains under federal tax rules versus accounting principles generally accepted in the United States of America. The calculation of net investment income (loss) per share in the financial highlights excludes these adjustments.

NOTE F

Change in accounting principle

Effective June 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, relating to the amortization of premiums and accretion of discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in a $4,447,548 reduction in the cost of investments and a corresponding decrease in net unrealized depreciation of investments, based on securities held as of May 31, 2001.

The effect of this change for the year ended May 31, 2002 was to decrease net investment income by $2,386,560, increase unrealized depreciation of investments by $1,224,276 and decrease net realized loss on investments by $3,610,836. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in presentation.

AUDITORS' REPORT

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees and Shareholders of John Hancock High Yield Bond Fund of John Hancock Bond Trust,

We have audited the accompanying statement of assets and liabilities of the John Hancock High Yield Bond Fund (one of the portfolios constituting the John Hancock Bond Trust) (the "Fund"), including the schedule of investments, as of May 31, 2002, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock High Yield Bond Fund of the John Hancock Bond Trust at May 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst & Young LLP


Boston, Massachusetts
July 5, 2002

TAX
INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended May 31, 2002.

Shareholders will be mailed a 2002 U.S. Treasury Department Form 1099-DIV in January 2003. This will reflect the total of all distributions that are taxable for calendar year 2002.

With respect to the Fund's ordinary taxable income for the fiscal year ended May 31, 2002, 10.73% of the distributions qualify for the dividends-received deduction available to corporations.

TRUSTEES & OFFICERS

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES

                                                                                                                NUMBER OF
NAME, AGE                                                                                  TRUSTEE           JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                          OF FUND         FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                          SINCE(1)            BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
James F. Carlin(2), Born: 1940                                                             1994                        28
--------------------------------------------------------------------------------------------------------------------------
Chairman and CEO, Alpha Analytical Laboratories (chemical analysis); Part Owner and Treasurer, Lawrence Carlin Insurance Agency, Inc. (since 1995); Part Owner and Vice President, Mone Lawrence Carlin Insurance Agency, Inc. (since 1996);
Director/Treasurer, Rizzo Associates (until 2000); Chairman and CEO, Carlin
Consolidated, Inc. (management/investments); Director/Partner, Proctor Carlin &
Co., Inc. (until 1999); Trustee, Massachusetts Health and Education Tax Exempt
Trust; Director of the following: Uno Restaurant Corp. (until 2001), Arbella
Mutual (insurance) (until 2000), HealthPlan Services, Inc. (until 1999),
Flagship Healthcare, Inc. (until 1999), Carlin Insurance Agency, Inc. (until
1999), Chairman, Massachusetts Board of Higher Education (until 1999).

--------------------------------------------------------------------------------------------------------------------------
William H. Cunningham, Born: 1944                                                          1987                        28
--------------------------------------------------------------------------------------------------------------------------
Former Chancellor, University of Texas System and former President of the
University of Texas, Austin, Texas; Chairman, IBT Technologies; Director of the
following: The University of Texas Investment Management Company (until 2000),
Hire.com (since 2000), STC Broadcasting, Inc. and Sunrise Television Corp.
(since 2000), Symtx, Inc. (since 2001), Adorno/Rogers Technology, Inc. (since
2001), Pinnacle Foods Corporation (since 2000), rateGenius (since 2000);
LaQuinta Motor Inns, Inc. (hotel management company) (until 1998),
Jefferson-Pilot Corporation (diversified life insurance company), New Century
Equity Holdings (formerly Billing Concepts) (until 2001), eCertain (until 2001),
ClassMap.com (until 2001), Agile Ventures (until 2001), LBJ Foundation (until
2000), Golfsmith International, Inc. (until 2000), Metamor Worldwide (until
2000); AskRed.com (until 2001), Southwest Airlines and Introgen; Advisory
Director, Q Investments; Advisory Director, Chase Bank (formerly Texas Commerce
Bank - Austin).


--------------------------------------------------------------------------------------------------------------------------
Ronald R. Dion, Born: 1946                                                                 1998                        28
--------------------------------------------------------------------------------------------------------------------------
Chairman and Chief Executive Officer, R.M. Bradley & Co., Inc.; Director, The
New England Council and Massachusetts Roundtable; Trustee, North Shore Medical
Center; Director, BJ's Wholesale Club, Inc. and a corporator of the Eastern
Bank; Trustee, Emmanuel College.

--------------------------------------------------------------------------------------------------------------------------
Charles L. Ladner(2), Born: 1938                                                           1994                        28
--------------------------------------------------------------------------------------------------------------------------
Chairman and Trustee, Dunwoody Village, Inc. (continuing care retirement community); Senior Vice President and Chief Financial Officer, UGI Corporation
(Public Utility Holding Company) (retired 1998); Vice President and Director for
AmeriGas, Inc. (retired 1998); Director of AmeriGas Partners, L.P. (until 1997)
(gas distribution); Director, EnergyNorth, Inc. (until 1995); Director, Parks and History Association (since 2001).

--------------------------------------------------------------------------------------------------------------------------
Steven Pruchansky, Born: 1944                                                              1994                        28
--------------------------------------------------------------------------------------------------------------------------
Chairman and Chief Executive Officer, Mast Holdings, Inc. (since 2000); Director and President, Mast Holdings, Inc. (until 2000); Managing Director, JonJames,
LLC (real estate) (since 2001); Director, First Signature Bank & Trust Company
(until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell
Building Corp. (until 1991).

--------------------------------------------------------------------------------------------------------------------------
Norman H. Smith, Born: 1933                                                                1994                        28
--------------------------------------------------------------------------------------------------------------------------
Lieutenant General, United States Marine Corps; Deputy Chief of Staff for
Manpower and Reserve Affairs, Headquarters Marine Corps; Commanding General III
Marine Expeditionary Force/3rd Marine Division (retired 1991).

--------------------------------------------------------------------------------------------------------------------------
John P. Toolan(2), Born: 1930                                                              1994                        28
--------------------------------------------------------------------------------------------------------------------------
Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-Free Money
Funds, Inc., Vantage Money Market Funds (mutual funds), The Inefficient-Market
Fund, Inc. (closed-end investment company) and Smith Barney Trust Company of
Florida; Chairman, Smith Barney Trust Company (retired 1991); Director, Smith
Barney, Inc., Mutual Management Company and Smith Barney Advisers, Inc.
(investment advisers) (retired 1991); Senior Executive Vice President, Director and member of the Executive Committee, Smith Barney, Harris Upham & Co.,
Incorporated (investment bankers) (until 1991).


INTERESTED TRUSTEES(3)

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                 TRUSTEE           JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                          OF FUND         FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                          SINCE(1)            BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
John M. DeCiccio, Born: 1948                                                               2001                        59
--------------------------------------------------------------------------------------------------------------------------
Trustee
Executive Vice President and Chief Investment Officer, John Hancock Financial
Services, Inc.; Director, Executive Vice President and Chief Investment Officer,
John Hancock Life Insurance Company; Chairman of the Committee of Finance of
John Hancock Life Insurance Company; Director, John Hancock Subsidiaries, LLC,
Hancock Natural Resource Group, Independence Investment LLC, Independence Fixed
Income LLC, John Hancock Advisers, LLC (the "Adviser") and The Berkeley
Financial Group, LLC ("The Berkeley Group"), John Hancock Funds, LLC ("John
Hancock Funds"), Massachusetts Business Development Corporation; Director, John
Hancock Insurance Agency, Inc. ("Insurance Agency, Inc.") (until 1999) and John
Hancock Signature Services, Inc.("Signature Services") (until 1997).

NAME, AGE                                                                                                       NUMBER OF
POSITION(S) HELD WITH FUND                                                                 TRUSTEE           JOHN HANCOCK
PRINCIPAL OCCUPATION(S) AND OTHER                                                          OF FUND         FUNDS OVERSEEN
DIRECTORSHIPS DURING PAST 5 YEARS                                                          SINCE(1)            BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
Maureen R. Ford, Born: 1955                                                                2000                        59
--------------------------------------------------------------------------------------------------------------------------
Trustee, Chairman, President and Chief Executive Officer
Executive Vice President, John Hancock Financial Services, Inc., John Hancock
Life Insurance Company; Chairman, Director, President and Chief Executive
Officer, the Advisers and The Berkeley Group; Chairman, Director and Chief
Executive Officer, John Hancock Funds; Chairman, Director and President,
Insurance Agency, Inc.; Chairman, Director and Chief Executive Officer,
Sovereign Asset Management Corporation ("SAMCorp."); Director, Independence
Investment LLC, Independence Fixed Income LLC and Signature Services; Senior
Vice President, MassMutual Insurance Co. (until 1999); Senior Vice President,
Connecticut Mutual Insurance Co. (until 1996).


PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES


NAME, AGE
POSITION(S) HELD WITH FUND                                                                                        OFFICER
PRINCIPAL OCCUPATION(S) AND                                                                                       OF FUND
DIRECTORSHIPS DURING PAST 5 YEARS                                                                                   SINCE
--------------------------------------------------------------------------------------------------------------------------
William L. Braman, Born: 1953                                                                                        2000
--------------------------------------------------------------------------------------------------------------------------
Executive Vice President and Chief Investment Officer
Executive Vice President and Chief Investment Officer, the Adviser and each of the John Hancock funds; Director, SAMCorp., Executive Vice President and Chief
Investment Officer, Baring Asset Management, London U.K. (until 2000).

--------------------------------------------------------------------------------------------------------------------------
Richard A. Brown, Born: 1949                                                                                         2000
--------------------------------------------------------------------------------------------------------------------------
Senior Vice President and Chief Financial Officer
Senior Vice President, Chief Financial Officer and Treasurer, the Adviser, John
Hancock Funds, and The Berkeley Group; Second Vice President and Senior
Associate Controller, Corporate Tax Department, John Hancock Financial Services,
Inc. (until 2001).

--------------------------------------------------------------------------------------------------------------------------
Susan S. Newton, Born: 1950                                                                                          1994
--------------------------------------------------------------------------------------------------------------------------
Senior Vice President, Secretary and Chief Legal Officer
Senior Vice President, Secretary and Chief Legal Officer, SAMCorp., the Adviser
and each of the John Hancock funds, John Hancock Funds and The Berkeley Group;
Vice President, Signature Services (until 2000), Director, Senior Vice President and Secretary, NM Capital.

--------------------------------------------------------------------------------------------------------------------------
William H. King, Born: 1952                                                                                          1994
--------------------------------------------------------------------------------------------------------------------------
Vice President and Treasurer
Vice President and Assistant Treasurer, the Adviser; Vice President and
Treasurer of each of the John Hancock funds; Assistant Treasurer of each of the
John Hancock funds (until 2001).

--------------------------------------------------------------------------------------------------------------------------
Thomas H. Connors, Born: 1959                                                                                        1994
--------------------------------------------------------------------------------------------------------------------------
Vice President and Compliance Officer
Vice President and Compliance Officer, the Adviser and each of the John Hancock funds; Vice President, John Hancock Funds.

    The business address for all Trustees and Officers is 101 Huntington Avenue, Boston, Massachusetts 02199.
    The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available, without charge, upon request, by calling 1-800-225-5291.
(1) Each Trustee serves until resignation, retirement age or until his or her successor is elected.
(2) Member of Audit Committee.
(3) Interested Trustees hold positions with the Fund's investment adviser, underwriter and certain other affiliates.

OUR FAMILY OF FUNDS

--------------------------------------------------------------------------
Equity                   Balanced Fund
                         Core Equity Fund
                         Focused Equity Fund
                         Growth Trends Fund
                         Large Cap Equity Fund
                         Large Cap Growth Fund
                         Large Cap Spectrum Fund
                         Mid Cap Growth Fund
                         Multi Cap Growth Fund
                         Small Cap Equity Fund
                         Small Cap Growth Fund
                         Sovereign Investors Fund
                         U.S. Global Leaders Growth Fund

--------------------------------------------------------------------------
Sector                   Biotechnology Fund
                         Financial Industries Fund
                         Health Sciences Fund
                         Real Estate Fund
                         Regional Bank Fund
                         Technology Fund

--------------------------------------------------------------------------
Income                   Bond Fund
                         Government Income Fund
                         High Income Fund
                         High Yield Bond Fund
                         Investment Grade Bond Fund
                         Strategic Income Fund


--------------------------------------------------------------------------
International            European Equity Fund
                         Global Fund
                         International Fund
                         Pacific Basin Equities Fund

--------------------------------------------------------------------------
Tax-Free Income          California Tax-Free Income Fund
                         High Yield Municipal Bond Fund
                         Massachusetts Tax-Free Income Fund
                         New York Tax-Free Income Fund
                         Tax-Free Bond Fund

--------------------------------------------------------------------------
Money Market             Money Market Fund
                         U.S. Government Cash Reserve
40

FOR YOUR INFORMATION

INVESTMENT ADVISER
John Hancock Advisers, LLC 101
Huntington Avenue Boston,
Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC 101
Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

LEGAL COUNSEL
Hale and Dorr LLP 60
State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS
Ernst & Young LLP 200
Clarendon Street
Boston, Massachusetts 02116-5072


HOW TO CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1000
                                     Boston, MA 02217-1000

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-800-225-5291

24-hour automated information        1-800-338-8080

TDD line                             1-800-554-6713

      [LOGO](R)
------------------
JOHN HANCOCK FUNDS

1-800-225-5291
1-800-554-6713 (TDD)
1-800-338-8080 EASI-Line

www.jhfunds.com

Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of the shareholders of the John Hancock High Yield Bond Fund.


                                                                     5700A  5/02
                                                                            7/02